UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FNB FINANCIAL SERVICES CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FNB FINANCIAL SERVICES CORPORATION
1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina 27410

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2006

Notice is hereby given that the Annual Meeting of Shareholders of FNB Financial Services Corporation (the “Corporation”) will be held as follows:
Place:	Corporate Headquarters
Community Room
1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina

Date:	May 18, 2006

Time:	9.00 o’clock a.m., Eastern Time

The purposes of the Annual Meeting are:

1.	To elect three persons who will serve as members of the Board of Directors until the 2009 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Dixon Hughes, PLLC (“Dixon Hughes”) as the Corporation’s independent registered public accounting firm for the year ending December 31, 2006;

3.	To approve the FNB Financial Services Corporation Long-Term Stock Incentive Plan; and

4.
To consider and act on any other matters that may properly come before the Annual Meeting or any adjournment. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting has been set by the Board of Directors as the close of business on March 24, 2006. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Corporation. We urge you to attend the Annual Meeting. It is extremely important that your shares be represented regardless of the number you own.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO MARK, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR APPOINTMENT OF PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

Sincerely,

/s/ Michael W. Shelton

Michael W. Shelton
April 12, 2006	Secretary

FNB FINANCIAL SERVICES CORPORATION
______________________________________

PROXY STATEMENT
_____________________________________

Annual Meeting of Shareholders
To Be Held On May 18, 2006
_____________________________________

This Proxy Statement is being mailed to our shareholders on or about April 12, 2006 for solicitation of proxies by the Board of Directors of your Corporation, FNB Financial Services Corporation. Our principal executive offices are located at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410.

In this Proxy Statement, terms such as “we,” “us,” “our” and the “Corporation” refer to FNB Financial Services Corporation. The term “Bank” means FNB Southeast, our wholly-owned, North Carolina-chartered bank subsidiary. The terms “you” and “your” refer to the shareholders of the Corporation.

INFORMATION ABOUT THE ANNUAL MEETING

Your vote is very important. For this reason, our Board is requesting that you allow your Common Stock to be represented at the 2006 annual meeting of shareholders by the proxies named on the enclosed proxy card.

When is the annual meeting?	May 18, 2006 at 9.00 o’clock a.m., Eastern Time.

Where will the annual meeting be held?	At our Corporate Headquarters, Community Room, 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina.

What items will be voted on at the
annual meeting?	1.	ELECTION OF DIRECTORS. To elect three directors to serve until the 2009 annual meeting of shareholders;

	2.	RATIFICATION OF REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Dixon Hughes as the Corporation’s independent registered public accounting firm for fiscal year 2006;

	3.	LONG-TERM STOCK INCENTIVE PLAN. To approve the FNB Financial Services Corporation Long-Term Stock Incentive Plan; and

	4.	OTHER BUSINESS. To consider any other business as may properly come before the annual meeting or any adjournment.

Who can vote?
Only holders of record of our Common Stock at the close of business on March 24, 2006 (the “Record Date”) will be entitled to notice of and to vote at the annual meeting and any adjournment of the annual meeting. On March 24, 2006, there were 7,044,750 shares of our Common Stock outstanding and entitled to vote (out of 75 million authorized shares of Common Stock) and approximately 1,652 beneficial owners, including 1,203 shareholders of record.

How do I vote by proxy?
You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you return your signed proxy card before the annual meeting, the proxies will vote your shares as you direct. Robbie Perkins, E. Reid Teague and Kenan C. Wright, all directors of the Corporation and the Bank, have been appointed proxies by the Board of Directors.

For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For each other item of business, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting. If a nominee for election as a director becomes unavailable for election at any time at or before the annual meeting, the proxies will vote your shares for a substitute nominee.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote them “FOR” the election of all of our nominees and “FOR” all other proposals presented in this Proxy Statement.

If your shares are held in the name of a broker or other nominee (i.e., held in “street name”), you will need to obtain a proxy instruction form from the broker holding your shares and return the form as directed by your broker.

We are not aware of any other matters to be brought before the annual meeting. If matters other than those discussed above are properly brought before the annual meeting, the proxies may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?
You can change or revoke your proxy at any time before it is voted at the annual meeting in any of three ways: (1) by delivering a written notice of revocation to the Secretary of the Corporation; (2) by delivering another properly signed proxy card to the Secretary of the Corporation with a more recent date than that of the proxy first given; or (3) by attending the annual meeting and voting in person. You should deliver your written notice or superseding proxy to the Secretary of the Corporation at our principal executive offices listed above.

How many votes can I cast?
You are entitled to one vote for each share held of record on March 24, 2006 on each nominee for election and each other matter presented for a vote at the annual meeting. You may not vote your shares cumulatively in the election of directors.

How many votes are required to approve
the proposals?
If a quorum is present at the annual meeting, each director nominee will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. If you withhold your vote on a nominee, your shares will not be counted as having been voted as to the election of directors.

Abstentions and broker non-votes also are not treated as votes cast on any proposal, therefore, neither will have an effect on the vote for the election of any director, ratification of our independent registered public accounting firm or the approval of the FNB Financial Services Corporation Long-Term Stock Incentive Plan (the “2006 Omnibus Plan”).

The proposal to ratify the appointment of the Corporation’s independent registered public accounting firm for 2006 will be approved if the votes cast in favor exceed the votes cast in opposition.

The proposal concerning the 2006 Omnibus Plan will be approved if a majority of shareholders entitled to vote at the Annual Meeting vote to approve the 2006 Omnibus Plan.

Any other matters properly coming before the annual meeting for a vote will require for approval a vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote on that matter.

A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary authority on that matter and has not received instructions from the owner of the shares.

In the event there are insufficient votes present at the annual meeting for a quorum or to approve or ratify any proposal, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

What constitutes a “quorum” for
the annual meeting?
A majority of the outstanding shares of our Common Stock entitled to vote at the annual meeting, present in person or represented by proxy, constitutes a quorum (a quorum is necessary to conduct business at the annual meeting). Your shares will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from any director nominee count as shares present at the annual meeting for purposes of determining a quorum.

Who pays for the solicitation of proxies?
We will pay the cost of preparing, printing and mailing materials in connection with this solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, as well as those of the Bank, may make solicitations personally, by telephone or otherwise without additional compensation for doing so. We reserve the right to engage a proxy solicitation firm to assist in the solicitation of proxies for the annual meeting. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

When are proposals for the 2007
annual meeting due?	To be considered either for inclusion in the proxy materials solicited by the Board of Directors for the 2007 annual meeting, proposals must be received by the Secretary of the Corporation at our principal executive offices at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410 (or at P. O. Box 18807, Greensboro, North Carolina 27419) no later than December 13, 2006. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (“1934 Act”).

Any proposal not intended to be included in the proxy statement for the 2007 annual meeting, but intended to be presented at that annual meeting, must be received by us at our principal executive offices listed above no later than February 27, 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors has fixed its number at nine members. Our Bylaws provide that in order to be eligible for consideration at Annual Meeting of Shareholders, all nominations of directors, other than those made by the Nominating Committee or the Board of Directors, must be in writing and must be delivered to the Secretary of the Corporation not less than fifty days nor more than ninety days prior to the meeting at which such nominations will be made; provided, however, that if less than sixty days' notice of the meeting is given to the shareholders, such nominations must be delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

The following table provides information about the three nominees for election to the Board of Directors, as well as the six continuing directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW FOR ELECTION AS DIRECTORS.

Name and Age [1]	Principal Occupation and Other Directorships	Director Since

NOMINEES

FOR a Three-Year Term Ending in 2009:

Alex A. Diffey, Jr., 56	Banking Consultant. Interim Chief Credit Officer of FNB Southeast since October, 2005. Previously, he was a consultant with Thurmand Clower & Associates, specializing in loan portfolio reviews, and prior to that, he was an employee of First Union National Bank (now known as Wachovia Corporation) for 32 years in various commercial lending, loan administration and capital markets positions, including Chief Credit Officer and Senior Vice President of First Union National Bank of South Carolina, Senior Vice President and a Senior Credit Officer of Wachovia Securities.	-

C. Arnold Britt, 56	President and owner, Carolina Apothecary, Inc. and Belmont Pharmacy, Inc.	1985

Barry Z. Dodson, 57	Certified public accountant and owner of Barry Z. Dodson, CPA; Chairman of the Board of Directors of the Corporation.	1997

CONTINUING DIRECTORS

SERVING a Three-Year Term Ending in 2008:

Gary G. Blosser, 57	President and owner, Shenandoah Nurseries, Inc., Shenandoah Landscape Services, Inc. and Glen-Gary, Inc. Previously, President and owner, STM Landscape Services, Inc. (landscaping contractor).	1999

Joseph H. Kinnarney, 52	Doctor of Veterinary Medicine; President and owner, Reidsville Veterinary Hospital, Inc., Bel-Air Veterinary Hospital, Mebane Veterinary Hospital and Greensboro Pet Spa & Resort, Inc.	1988

Kenan C. Wright, 52	President, The Wright Co. of N.C., Inc. (general contractor)	1990

SERVING a Two-Year Term Ending in 2007:

Pressley A. Ridgill, 53	President and Chief Executive Officer of the Bank and the Corporation.	2005

Robbie Perkins, 50	President and co-owner, NAI Maxwell (real estate firm); former Member, Greensboro City Council; Co-owner, Guilford Group and Roswell Associates (real estate development and management partnerships)	2005

E. Reid Teague, 56	President and owner, Eden Oil Co., Inc.	2002
____________________

1     Ages are given as of December 31, 2005.

We have no reason to believe that any of the nominees for election will be unable or will decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, however, the proxies will vote for the election of another person as they determine in their discretion or may allow the vacancy to remain open until filled by the Board. In no circumstance will any proxy be voted for more than two nominees who are not named in this proxy statement. Properly executed and returned proxies, unless revoked, will be voted as directed by you or, in the absence of direction, will be voted in favor of the election of the recommended nominees. An affirmative vote of a plurality of votes cast at the annual meeting is necessary to elect a nominee as a director.

Who serves on the Board of Directors of the Bank?

The Bank currently has a nine member board of directors comprised of the same persons who are directors of the Corporation. Those persons elected to the Board of the Corporation at the annual meeting will be also be elected by the Corporation as directors of the Bank.

STOCK OWNERSHIP

Who are the owners of the greatest percentage of our outstanding Common Stock?

The following table shows the only "person" or "group", as defined under the 1934 Act, known to us to beneficially own more than 5% of our outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1,2]	Percent of Outstanding Common Stock on March 24, 2006 [3]
Dalton, Greiner, Hartman, Maher & Co., LLC 565 Fifth Ave., Suite 2101, New York, New York 10017	358,726 [4]	5.09%
____________________

1
This information is based upon a copy of the Schedule 13G filed by Dalton, Greiner, Hartman, Maher & Co., LLC with the Securities and Exchange Commission (“SEC”) on February 10, 2006 and delivered to us by the filer.

2
Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals. Voting and investment power is not shared unless otherwise indicated.

3	Based upon a total of 7,044,750 shares of Common Stock outstanding as of the Record Date.
4	Dalton, Greiner, Hartman, Maher & Co., LLC has (i) sole power to dispose or to direct the disposition of all 358,726 shares of Common Stock; and (ii) sole power to vote 350,101 shares of Common Stock.

How much Common Stock do our directors, executive officers and nominees to our Board own?

The following table shows the beneficial ownership of our Common Stock by each director who held office during 2005, each of the “named executive officers” identified in “REPORT OF THE COMPENSATION COMMITTEE” below, each nominee to our Board, and all of the directors and named executive officers as a group. Rule 13d-3 under the 1934 Act provides that a person beneficially owns shares if he or she has voting and/or investment power over those shares. The table includes shares owned by spouses, other immediate family members or in trust by the named individuals, shares held in retirement accounts or funds for the benefit of the named individuals, and shares held in other forms of ownership where the named individuals possess voting and/or investment power over the shares. The business mailing address for each of the following individuals is: Post Office Box 18807, Greensboro, North Carolina 27419.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Outstanding Common Stock on March 24, 2006[2]

Gary G. Blosser [3]	18,064	*

C. Arnold Britt [4]	90,456	1.28%

Alex A. Diffey, Jr.	0	*

Barry Z. Dodson [5]	50,574	*

Joseph H. Kinnarney [6]	78,063	1.10%

Robbie Perkins [7]	4,749	*

Pressley A. Ridgill [8]	70,351	*

Ernest J. Sewell [9,10]	211,560	2.93%

Michael W. Shelton [11]	45,865	*

E. Reid Teague, Jr. [12]	20,848	*

Kenan C. Wright [13]	69,792	*

All directors and named executive officers as a group (10 persons)[14]	660,322	8.77%

____________________
1      Except as otherwise noted, all shares are owned and held of record by the named individual, his spouse or minor children, or other entities controlled by the named individual.
2	Based upon 7,044,750 shares of outstanding Common Stock (and options held by the named individuals) as of March 24, 2006. An asterisk (*) indicates an amount less than 1% of outstanding shares.
3	Includes 15,779 shares which Mr. Blosser could purchase under presently exercisable options and options that will be exercisable within 60 days (“Option Shares”).
4	Includes 43,904 Option Shares held by Mr. Britt.
5	Includes 33,357 Option Shares held by Mr. Dodson.
6	Includes 50,491 Option Shares held by Dr. Kinnarney.
7	Includes 1,875 Option Shares held by Mr. Perkins.
8	Includes 59,488 Option Shares held by Mr. Ridgill.
9	Includes 174,979 Option Shares held by Mr. Sewell.
10	Mr. Sewell resigned as an executive officer during 2005.
11	Includes 44,279 Option Shares held by Mr. Shelton.
12	Includes 9,531 Option Shares held by Mr. Teague.
13	Includes 53,253 Option Shares held by Mr. Wright.
14    Includes an aggregate of 486,936 Option Shares held by directors and named executive officers.

OUR BOARD OF DIRECTORS
AND ITS COMMITTEES

How often did our Board of Directors meet during 2005?

Our Board held 12 regular meetings during 2005. All incumbent directors attended more than 75% of the total number of meetings of the Board and its committees on which they served during the year. The Board of Directors of the Bank held a meeting in conjunction with each meeting of the Corporation’s Board.

What committees does our Board have?

Our Board has three standing committees, the Audit Committee, the Compensation Committee, and the Executive, Corporate Governance and Nominating Committee. The voting members of these Committees are appointed by the Board annually from among its members. Certain of our executive officers also serve as non-voting, advisory members of these committees. In addition, the Bank’s Board of Directors has the following standing committees: the Compliance Committee, the Planning Committee, the Asset Liability Committee, and the Credit Management Committee.

Audit Committee. During 2005 the Audit Committee was composed of four of our independent directors, Mr. Blosser, Chairman, Messrs. Dodson and Teague, and Dr. Kinnarney. As of January 1, 2006, another of our independent directors, Mr. Wright, replaced Mr. Teague on the Audit Committee. The Audit Committee meets at least quarterly and, among other responsibilities, oversees the independent auditing of the Corporation’s consolidated financial statements, the system of internal controls that management has established and our internal audit functions, and the quarterly and annual financial information to be provided to shareholders and the Securities and Exchange Commission (“SEC”). In addition, the Committee selects the Corporation’s independent registered public accounting firm and reviews and approves the services of such auditor. The Audit Committee met 16 times during the year ended December 31, 2005. For more information about this Committee, please see ‘REPORT OF THE AUDIT COMMITTEE” below.

Compensation Committee. During 2005 the Compensation Committee was composed of Dr. Kinnarney, Chairman, and Messrs. Blosser, Dodson and Teague. As of January 1, 2006, the Compensation Committee is composed of Mr. Britt, Chairman, Dr. Kinnarney and Messrs. Dodson and Perkins. This Committee administers our compensation programs and has responsibility for matters involving the compensation of the executive officers of the Corporation and the Bank. The Committee also makes recommendations to the Board regarding the adoption of and amendments to employee benefit plans. All actions of this Committee are subject to review by the full Board. The Compensation Committee met seven times during 2005. For more information about the Compensation Committee, please see “REPORT OF THE COMPENSATION COMMITTEE” below.

Executive, Corporate Governance and Nominating Committee. Its members are Mr. Dodson, Chairman, Messrs. Britt and Wright and Dr. Kinnarney. The Committee establishes corporate governance principles, evaluatesqualifications of candidates for positions on the Board of Directors, nominates new and replacement members for the Board and recommends Board committee composition. It also facilities an annual evaluation by the directors of the Board and individual director performance. This Committee met three times during the year ended December 31, 2005. For more information about this Committee, please see “REPORT OF THE EXECUTIVE, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE” below.

How are our directors compensated?

Our directors who are not officers or employees of the Corporation or the Bank are entitled to receive a retainer and fees for meetings of the Board and its committees. Directors who are employees receive only fees for Board meetings attended. We also reimburse directors for their travel expenses incurred in attending meetings. During 2005, each of our non-employee directors received a retainer of $15,000. Additionally, directors receive a fee of $650 for each meeting of the Board and $400 for each meeting of a committee of the Board attended (except that the Chairman of the Board receives a fee of $1,300 for each Board meeting attended and the committee Chairmen receive a fee of $800 for attendance at each of their committee meetings).

In order to increase the stock ownership of directors and further align their interests with our shareholders, the directors are eligible for awards under the 1996 Omnibus Plan (referred to below). In January 2005, an award of options to acquire 7,500 shares at an exercise price of $18.11 per share was made to each non-employee director. In October 2005, an award of options to acquire 10,000 shares at an exercise price of $16.50 per share was made to each non-employee director. Then employee director Sewell received (i) a January 2005 grant of 13,750 options with an exercise price of $18.11 per share; (ii) an October 2005 grant of 10,000 options with an exercise price of $16.50 per share; and (iii) an October 31, 2005 grant of 50,000 options with an exercise price of $16.65 per share . Employee director Ridgill received (i) a January 2005 grant of 13,750 options with an exercise price of $18.11 per share; and (ii) an October 2005 grant of 30,000 options with an exercise price of $16.50 per share. These 2005 option grants vest over a four year period beginning January 23, 2006. All options granted to directors prior to May 31, 2005 and their exercise prices have been proportionately adjusted to reflect the 5-for-4 stock split, effected in the form of a 25% stock dividend, effective May 31, 2005. The options granted to Mr. Sewell on October 31, 2005 have a single vesting date of January 31, 2011.

All of the Corporation’s directors also are eligible to participate in the Corporation’s Deferred Compensation Plan, which is intended to provide additional financial incentives and retirement security for the directors and certain senior management employees, and to allow for deferral of up to 100% of directors’ fees. Under this Plan, deferred compensation is invested in a menu of mutual fund options offered under a Trust Agreement though Morgan Trust Company.

The Boards of Directors of the Corporation and the Bank have historically been composed of the same persons. Under a policy of the Bank’s Board of Directors, a director of the Bank who retires upon reaching the age of 70 becomes a director emeritus. In such role, he or she is available to the Bank’s Board to provide opinions and suggestions and is requested to continue to promote the Bank’s services and business. Each director emeritus receives a monthly fee based on years of service and calculated as a percentage of the fee per Board meeting attended then being paid to current members of the Bank’s Board (“Regular Fees”). For service of ten or fewer years, the percentage is 25% of the Regular Fees, for service of eleven to nineteen years the percentage is 50%, and for service of 20 or more years, the percentage is 75%. During 2005, each director emeritus received a payment of $487.50 for each of the 12 meetings of the Board held during that fiscal year (an aggregate of $5,850). The following individuals currently serve as director emeriti: W. Apple, Jr., E. Green, P. Lambeth, Dr. C. Payne, J. Stanley and E. Trent, Jr.

How can a shareholder nominate someone for election to the Board?

During 2005 our Bylaws were amended so as to provide that in order to be eligible for consideration at Annual Meeting of Shareholders, all nominations of directors, other than those made by the Nominating Committee or the Board of Directors, must be in writing and must be delivered to the Secretary of the Corporation not less than fifty days nor more than ninety days prior to the meeting at which such nominations will be made; provided, however, that if less than sixty days' notice of the meeting is given to the shareholders, such nominations must be delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

The Board may disregard any nominations that do not comply with these requirements. Upon the instruction of the Board, the inspector of voting for an annual meeting may disregard all votes cast for a nominee if the nomination does not comply with these requirements. Written notice of nominations should be directed to the Secretary of the Corporation.

How can you communicate with the Board or its members?

We do not have formal procedures for shareholder communication with our Board. In general, our directors and officers are easily accessible by telephone, postal mail or e-mail. Any matter intended for your Board, or any individual director, can be directed to Pressley A. Ridgill, our President and Chief Executive Officer, at our principal executive offices 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410. You also may direct correspondence to our Board, or any of its members, in care of the Corporation at the foregoing address. In addition, shareholders may contact us through our website address at http://www.fnbsoutheast.com. The Board has delegated to Mr. Ridgill, or his designee, responsibility for determining in his discretion whether a communication addressed to the Corporation or the Board generally is appropriate for consideration by a director, the Board or a Board committee. Mr. Ridgill is required to direct all communications regarding personal grievances, administrative matters, the conduct of our ordinary course of business operations, billing issues, product or service related inquiries, order requests, and similar matters to the appropriate individual within the Corporation or the Bank. All other communications are to be submitted to the Board as a group, to the particular director or the Board committee to whom it is directed, or, if appropriate, the director or Board committee he believes is the most appropriate recipient, as the case may be.

What is our policy for director attendance at annual meetings?

Although it is customary for all of our directors to attend annual meetings of shareholders, we have no formal policy in place requiring attendance. All Board members attended our 2005 annual meeting of shareholders held on May 19, 2005.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has determined that all members of the Audit Committee are “independent,” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards, as applicable to Nasdaq National Market companies. The Board of Directors has adopted a written charter for the Audit Committee which is reviewed annually, and amended as needed, by the Committee. The Committee’s amended written charter was included as an appendix to our proxy statement for the 2004 annual meeting which was filed with the SEC on April 20, 2004. The charter was reviewed on January 20th, 2005 and then again on January 18th, 2006. A copy of the charter is on the “Investor Information” section of our website at http://www.fnbsoutheast.com.

Under NASD corporate governance standards applicable to audit committees of Nasdaq companies, our Audit Committee must have at least three members, all of whom are financially literate, and at least one member who has accounting or related financial management expertise. The Board has determined that Barry Z. Dodson qualifies as an “audit committee financial expert” and is “independent” as defined under applicable SEC and NASD rules and regulations. This determination was based, among other things, upon Mr. Dodson’s extensive experience as a certified public accountant for over 32 years and his position as a CPA with his own accounting firm. The Board has also determined that the other members of the Committee meet the relevant SEC and NASD financial literacy standards and are “independent.”

The Audit Committee has reviewed and discussed our audited consolidated financial statements with management of the Corporation and has discussed with Dixon Hughes, our independent registered public accounting firm for the year ended December 31, 2005, the matters required to be discussed by Statement of Auditing Standards 61 (Codification of Statements on Auditing Standards, AU ss 380). In addition, the Committee has received the written disclosures and the letter from Dixon Hughes required by Independence Standards Board Standard No. 1, and has discussed with Dixon Hughes the firm’s independence in providing audit services to us. Based upon these reviews and discussions, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Gary G. Blosser, Chairman
Barry Z. Dodson
Joseph H. Kinnarney
Kenan C. Wright[1]
____________________

1     On January 1, 2006, Mr. Wright replaced Mr. Teague on the Audit Committee

PROPOSAL 2: RATIFICATION OF OUR INDEPENDENT AUDITOR
(INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM)

On June 30, 2004, the Corporation’s Audit Committee dismissed PricewaterhouseCoopers, LLP (“PWC”) as the Corporation’s independent registered public accounting firm as reported on a Form 8-K filed with the SEC on July 7, 2004. The decision to dismiss PWC was considered and approved by the Audit Committee. On June 30, 2004, the Corporation’s Audit Committee appointed Dixon Hughes as the Corporation’s independent registered public accounting firm for the 2004 fiscal year. The decision to replace PWC with Dixon Hughes was not the result of a disagreement with PWC about our financial statements.

PWC’s reports on the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreement in connection with the audits of the past two fiscal years and any interim period preceding PWC’s resignation. During the Corporation’s two most recent fiscal years and any interim period preceding PWC’s resignation, the Corporation believes that there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The certified public accounting firm of Dixon Hughes has been appointed by the Audit Committee as the Corporation’s independent registered public accounting firm for the year ending December 31, 2006. This appointment has been approved by the Board and is being submitted to our shareholders for ratification. Representatives of Dixon Hughes are expected to attend our annual meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

Audit Fees Paid to Independent Auditor (Independent Registered Public Accounting Firm)

      The following table represents fees for professional services rendered by the Corporation’s independent registered public accounting firm for the audit of the Corporation’s annual consolidated financial statements for the years ended December 31, 2004 and 2005 and fees billed for audit-related services, tax services and all other services rendered by those auditors for each of those fiscal years.

	Year ended December 31,
	2005[1]	2004[1]	2004[2]
Audit Fees[3]	$133,870	$28,181	$99,707
Audit-Related Fees[4]	$45,818	21,951	0
Tax Fees[5]	$25,991	17,450	880
All Other Fees[6]	$10,171	11,800	26,268
Total Fees	$215,850	$79,382	$126,855

________________
[1]	These are fees paid for professional services rendered by Dixon Hughes for the fiscal year indicated.
[2]	These are fees paid for professional services rendered by PWC for the fiscal year indicated.
[3]
These are fees paid for professional services rendered in the audit of the Corporation’s annual consolidated financial statements and in the reviews of the consolidated financial statements included in the Corporation’s quarterly reports on Form 10-Q, and for services normally provided in connection with statutory or regulatory filings or engagements. For PWC for 2004, these fees include amounts paid for reviews of the consolidated financial statements included in the Corporation’s quarterly reports on Form 10-Q and for services normally provided in connection with statutory or regulatory filings or engagements.

[4]
These are fees paid for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees” above, including fees related to audits of financial statements of employee benefit plans, pension plans, and any subsidiaries.

[5]
These are fees paid for professional services rendered for tax compliance, tax planning and tax advice, including assistance in the preparation of the Corporation’s various federal, state and local tax returns.

[6]
These are fees paid for permissible work performed by our independent registered public accounting firm that does not meet the above categories, consisting of information technology risk assessment, due diligence services and other special project assistance.

Pre-Approval of Audit and Permissible Non-Audit Services

All audited-related services, tax services and other services rendered in 2004 and 2005 were pre-approved by the Audit Committee, which concluded that the provision of those services by Dixon Hughes for 2004 and 2005 were compatible with the maintenance of the firm’s independence in the conduct of its auditing functions for the Corporation. The Audit Committee’s charter provides for pre-approval of all audit and non-audit services to be provided by the Corporation’s independent registered public accounting firm. The charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any approvals using this procedure are presented to the Audit Committee at its next scheduled meeting.

REPORT OF THE EXECUTIVE, CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE

Our Board of Directors established an Executive, Corporate Governance and Nominating Committee in February 2004. All members of the Committee are “independent,” as that term is defined in NASD Rule 4200(a)(15). A copy of this Committee’s charter is available on the “Investor Information” section of our website at http://www.fnbsoutheast.com. This Committee establishes corporate governance policies, evaluates qualifications and candidates for positions on the Board of Directors, nominates new and replacement members for the Board of Directors and recommends Board committee composition.

Process for Nominating Directors. The Executive, Corporate Governance and Nominating Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to shareholders for election at each annual meeting. The Committee identifies director nominees from various sources such as officers, directors and shareholders. In 2005, the Board of Directors did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. Mr. Diffey was recommended to the Nominating Committee by Barry Z. Dodson, Chairman of the Board of Directors. The Committee currently has no written policy with regard to the consideration of director candidates recommended by security holders, however, as a matter of practice the Committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a Committee-recommended nominee. The recommendation of a candidate by a security holder should be made in writing, addressed to the attention of the Committee at the Corporation’s corporate headquarters. The recommendation should include a description of the candidate’s background, his or her contact information, and any other information the security holder considers useful and appropriate for the Committee’s consideration of the candidate. The Committee will assess all director nominees taking into account several factors including, but not limited to, issues such as the current needs of the Board and each nominee’s: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; (vi) ability to devote necessary time to meet director responsibilities; and (vii) ability to commit to stock ownership. Where appropriate, the Committee ultimately will recommend nominees that it believes will enhance the Board’s ability to manage and direct, in an effective manner, our affairs and business. Additional factors the Committee may consider in evaluating candidates include: (i) independence under applicable listing standards; (ii) relevant business experience; (iii) judgment, skill, integrity and reputation; (iv) number of other boards on which the candidate serves; (v) other business and professional commitments; (vi) lack of potential conflicts of interest with other pursuits; (vii) whether the candidate is a party to any action or arbitration adverse to the Corporation or the Bank; (viii) financial and accounting background to enable the Committee to determine whether the candidate would be suitable for Audit Committee membership or qualify as an “audit committee financial expert;” (ix) executive compensation background, to enable the

Committee to determine whether a candidate would be suitable for Compensation Committee membership; and (x) the size and composition of the existing Board. In addition, candidates must be willing and able to devote the required amount of time to ourbusiness. In evaluating candidates, the Committee also seeks to achieve a balance of knowledge, experience and capability on the Board.

Before nominating a current director for re-election at an annual meeting, the Committee will consider the director’s performance on the Board and whether the director’s re-election will be consistent with our corporate governance policies.

Barry Z. Dodson, Chairman	C. Arnold Britt
Kenan C. Wright	Joseph H. Kinnarney

EXECUTIVE OFFICERS

The following table provides information about the executive officers of the Corporation and the Bank, during the year ended December 31, 2005.

Name	Age [1]	Positions Held During The Past Five Years	Employed by the Corporation and/or the Bank Since

Ernest J. Sewell [2]	65	Senior Advisor to the Corporation and the Bank. Previously - Vice-Chairman, President, Chief Executive Officer and Director of the Corporation; Chief Executive Officer and Director of the Bank.	1995 to 2005

Pressley A. Ridgill	53	President, Chief Executive Officer and Director of the Corporation and the Bank. Previously Executive Vice President, Chief Operating Officer and Director of the Corporation and President, Chief Operating Officer and Director of the Bank.	2000

Wade H. Spears, III [3]	55	Former Executive Vice President and Senior Credit Officer of the Bank.	1999 to 2005

Michael W. Shelton	44	Senior Vice President, Chief Financial Officer and Secretary of the Corporation and Bank; Treasurer of the Corporation.	1996

K. Dwight Willoughby	51	Vice President, Chief Accounting Officer and Controller of the Corporation and the Bank. Prior to 2003, Insurance Analyst - Republic Mortgage Insurance Company, responsible for managing relationships with captive reinsurance customers.	2003
____________________

1 Ages are given as of December 31, 2005.
2 Resigned as an Executive Officer with effect from November 30, 2005.
3 Resigned as an Executive Officer with effect from August 31, 2005.

EXECUTIVE COMPENSATION

The following table sets forth for the years shown the cash and other compensation paid to, received or deferred by, or accrued for the benefit of our President and Chief Executive Officer and each of our other executive officers whose annual salary and bonus in 2005 exceeded $100,000 (the “named executive officers”). Each named executive officer serves the Corporation and/or the Bank in the offices noted, and cash compensation of each named executive officer is paid by the Bank, not the Corporation.

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)(3)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (in shares) (4)	LTIP Payouts ($)	All Other Compensation ($)(5)
Pressley A. Ridgill, President and Chief Operating Officer	2005 2004 2003	250,000 200,000 147,435	0 46,250 36,859	___ ___ ___	___ ___ ___	43,750 12,500 15,625	___ ___ ___	19,500 15,774 4,423
Ernest J. Sewell, (6) Former Chief Executive Officer	2005 2004 2003	329,104 301,604 290,004	0 97,644 101,502	___ ___ ___	___ ___ ___	73,750 18,000 37,500	___ ___ ___	37,055 38,113 26,275
Michael W. Shelton Senior Vice President/ Chief Financial Officer	2005 2004 2003	115,000 90,000 80,000	17,250 17,550 15,000	___ ___ ___	___ ___ ___	11,250 7,500 4,375	___ ___ ___	3,450 2,700 2,400
____________________

(1)	Consists of salary payable to the named executive officer, including portions of salary deferred at his election.
(2)	Consists entirely of cash bonuses paid to the named executive officer under the Annual Management Incentive Plan with respect to the fiscal year ended December 31, 2005.
(3)	Perquisites for the fiscal year indicated did not exceed the lesser of $50,000 or 10% of reported salary and bonus.
(4)
All January 2005, 2004, and 2003 options have been adjusted to reflect the 5-for-4 stock split, effected as a 25% stock dividend, paid on May 31, 2005. Option exercise prices have been adjusted as follows: January 2005 grant, $18.11 per share; 2004 grant, $15.97 per share; and 2003 grant $10.75 per share.

(5)
For Mr. Sewell for 2005, represents compensation of $28,924 for assumption of split dollar payments under split-dollar life insurance arrangements, a contribution of $6,806 made by the Corporation to its 401k plans for the benefit of Mr. Sewell, and an attributable benefit of $1,325 for use of a Bank automobile; for 2004, represents compensation of $29,236 for assumption of split dollar payments under split-dollar life insurance arrangements, a contribution of $6,032 made by the Corporation to its 401k plans for the benefit of Mr. Sewell, and an attributable benefit of $2,845 for use of a Bank automobile; for 2003, represents a present value of $17,071 of the yearly interest foregone on the non-term premium paid under split-dollar life insurance arrangements, a contribution of $6,525 made by the Corporation to its 401k plans for the benefit of Mr. Sewell, and an attributable benefit of $2,679 for use of a Bank automobile. These insurance arrangements for Mr. Sewell have been restructured to provide for the payment of premiums by Mr. Sewell. For Mr. Ridgill for 2005, represents a contribution of $7,500 made by the Corporation to its 401k plans and an expense amount of $12,000 for his automobile allowance; for 2004, represents a contribution of $9,774 made by the Corporation to its 401k plans and an amount of $6,000 for his automobile allowance. For Mr. Ridgill for 2003 and for Mr. Shelton for all years indicated, represents a contribution made by the Corporation to its 401k plans for the benefit of the designated officer.

(6)	Resigned as an Executive Officer with effect from November 30, 2005.

Equity Compensation Plan Information

The following table presents, as of December 31, 2005, the numbers of shares of Common Stock to be issued upon the exercise of outstanding options, the weighted-average price of the outstanding options and the number of options remaining that may be issued under the Corporation’s 1996 Omnibus Plan, described below.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan category	Number of shares to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by our security holders	1,127,526[1]	$13.67[1]	65,179[1]
Equity compensation plans not approved by our security holders	-0-	N/A	-0-
Total	1,127,526	$13.67	65,179
_________________________
1	All options granted prior to May 31, 2005 and exercise prices have been adjusted to reflect the 5-for-4 stock split, effected in the form of a 25% stock dividend, effective May 31, 2005.

To enable the Corporation to attract, retain and motivate key employees and directors, the Board adopted a Long-Term Stock Incentive Plan (“1996 Omnibus Plan”), which was approved by our shareholders at the 1996 annual meeting, and amended and restated by a vote of the shareholders at the 2001 annual meeting. The 1996 Omnibus Plan has a ten-year term. As the 1996 Omnibus Plan expires, it is proposed that it be replaced by another long-term stock incentive plan, details of which are provided in Proposal 3, below.

Under the 1996 Omnibus Plan, restricted stock, stock options, performance shares (payable in cash, restricted stock, or unrestricted stock) deferred stock, stock appreciation rights, stock awards and other stock-based awards may periodically be granted in various combinations to employees and directors. Each recipient of an award under the 1996 Omnibus Plan must enter into a written agreement with the Corporation setting forth the restrictions, terms and conditions of that particular award.

While no formal system is employed in determining the number of awards granted, the Committee does consider the individual’s level of responsibility and the number of previously granted awards. The number and frequency of the grants are in line with the Corporation’s industry competitors based on survey information and data compiled by the Compensation Committee.

Plan Administration. The 1996 Omnibus Plan is administered by the Compensation Committee. With respect to the 1996 Omnibus Plan, the Committee is authorized:

•	to make all determinations regarding the persons to whom, and the numbers of shares and amounts for which, stock options will be granted;
•	to specify the terms of all awards or grants;
•	to interpret and make all other determinations;
•	to prescribe, amend and rescind rules and regulations of operation; and
•	to take other actions relating to and reasonable or advisable in administering the 1996 Omnibus Plan.

Stock Options. An option is a right that may be granted by theCompensation Committee to an employee or director under the 1996 Omnibus Plan to purchase a specified number of shares of Common Stock during a specified period of time and at an agreed upon purchase price (the “exercise price”). Stock options granted to employees may be incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the

“Code”), or non-qualified stock options (“NSOs”). Non-employee directors may only receive grants of NSOs. The exercise price of Common Stock covered by each option granted will be set by the Committee at the time the option is granted, but with respect to ISOs may not be less than 100% of the fair market value (as determined by the Committee in such manner as it, in its sole discretion, deems to be reasonable and appropriate) of a share of Common Stock at the time the ISO is granted (or 110% of the fair market value in the case of an ISO granted to an optionee who owns more than 10% of the outstanding voting Common Stock). The exercise price of NSOs must be 100% of fair market value.

Each option will vest and become exercisable as specified by the Committee and, to the extent not previously exercised, will expire and may not be exercised after the earlier of:

(i)
the expiration date set by the Committee at the time of grant (which may be no more than ten years after the date of grant, or five years in the case of an ISO granted to an employee who owns more than 10% of the outstanding voting Common Stock);

(ii)	90 days after the date of termination of the employee’s employment other than by reason of his or her death or disability (as defined in the 1996 Omnibus Plan); or

(iii)	twelve months following the termination of the employee’s employment as a result of his or her death or disability.

With respect to ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock for which all such options granted to any employee may become exercisable for the first time in any calendar year may not exceed $100,000; and, in connection with any option granted, the Compensation Committee may impose such other restrictions or conditions as it may deem appropriate.

At the time an option is exercised, the optionee must make full payment of the aggregate exercise price for shares being purchased. Payment must be made in cash. Optionees will have no rights as shareholders with respect to any shares covered by options granted to them until those options have been exercised and the exercise price for the shares has been paid.

ISOs granted under the 1996 Omnibus Plan are intended to qualify for favorable income tax treatment. Under the Code, an optionee is not taxed in the year in which an ISO is exercised, unless the alternative maximum tax rules apply. If an optionee holds Common Stock purchased upon the exercise of an ISO for a period of at least two years following the date of grant and at least one year from the date the ISO is exercised (or dies while owning stock), then, upon disposition of the Common Stock (or upon death while owning the stock), he or she (or his or her estate, as applicable) will realize capital gain equal to the excess of the sale price of the Common Stock over the exercise price. The Corporation will not be permitted to take a tax deduction at any time in connection with ISOs, unless stock purchased upon exercise is disposed of prior to expiration of the two holding periods. If the optionee exercises the ISO prior to the expiration of the two holding periods, the optionee will realize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and sales price, and the Corporation is allowed to take a deduction for the same amount.

Adjustments of Rights in Certain Events. In the event of increases, decreases or changes in the Corporation’s outstanding Common Stock resulting from a merger, consolidation, stock dividend, stock split, combination, exchange of shares, recapitalization, or change in capitalization, the total number of shares authorized under the Plan and subject to options outstanding and the purchase price per share will be proportionately and appropriately adjusted.

As a result of the May 31, 2005 stock split, the exercise prices of all options outstanding under the 1996 Omnibus Plan were proportionately adjusted in order to reflect the effect of the May 31, 2005 stock split on the fair market value of the Corporation’s Common Stock. In addition, as a result of the May 31, 2005 stock split, the aggregate number of shares authorized under the 1996 Omnibus Plan and options outstanding were proportionately adjusted.

Change in Control Transactions. Immediately prior to an “acceleration event,” each outstanding option will become immediately vested and may be exercised in full under the terms of the 1996 Omnibus Plan. An “acceleration event” includes:

•	a tender or exchange offer for shares of outstanding Common Stock of the Corporation;
•	any person or entity (or group of persons and/or entities) acquires at least 20% of our outstanding Common Stock;
•	our shareholders approve a merger of the Corporation into another business entity;
•	the identities of a majority of the directors change over any 24 month period other than by reason of nominations for election approved by the Board of Directors; and
•	the acquisition of 5% or more of our outstanding shares and the determination by the Board of Directors that such acquisition is a “potential change in control.”

If, however, any of the foregoing events has been approved by the Board, such event does not constitute an “acceleration event” absent an affirmative determination by the Compensation Committee deeming it to be an “acceleration event.”

Amendments. The Board may, from time to time, amend, suspend, or terminate the 1996 Omnibus Plan. However, no such action will adversely affect any rights under any then outstanding award, and the Board shall not:

(i)	increase the maximum number of shares of Common Stock authorized for the 1996 Omnibus Plan,
(ii)	alter the group of persons eligible to receive awards;
(iii)	reduce the basis upon which the minimum option price of an ISO is determined;
(iv)	extend the period within which ISOs may be granted; or
(v)	provide for an award that is exercisable during a period of more than ten years from the date it is granted.

Tax Withholding. As a condition to the distribution of shares of Common Stock upon the exercise or vesting of options under the 1996 Omnibus Plan, the Corporation may require that the employee pay to the Corporation, or the Corporation may withhold, the amount of any federal or state income or other taxes applicable to income that the optionee is considered to realize from such delivery and that the Committee believes the Corporation is required by law to withhold.

Option Grants. During 2005, the Board awarded an aggregate of 255,000 options to purchase shares of Common Stock to 39 employees at an average exercise price of $17.18 per share. Of the options granted to employees during 2005, 10,625 options have been forfeited due to employee termination.

The following table provides certain information with respect to the grant of stock options and Stock Appreciation Rights (“SARs”) to the named executive officers made during fiscal year ended December 31, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants					Potential Realizable Value at Assumed Annual Rates Of Stock Price Appreciation For Options Term		Alternative To (f) and (g): Grant Date Value
Name (a)	Number of Securities Underlying Options/SARs Granted (#) (b)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year (c)	Exercise of Base Price ($/sh)[4] (d)	Expiration Date (e)	5% ($) (f)	10% ($) (g)	Grant date Present Value $ (h)

Pressley A. Ridgill	13,750 1 / - 30,000 2 / -	5.39% / - 11.76% / -	$18.11 $16.50	01/03/2015 10/20/2015	156,593 311,249	396,821 788,735	$46,338 $90,333

Ernest J. Sewell	13,750 1 / - 10,000 2 / - 50,000 [3] -	5.39% / - 3.92% / - 19.61% / -	$18.11 $16.50 $16.70	01/03/2015 10/20/2015 10/31/2015	156,593 103,750 527,536	396,821 262,912 1,332,992	$46,338 $30,100 $157,000

Michael W. Shelton	6,250 1 / - 5,000 2 / -	2.45% / - 1.96% / -	$18.11 $16.50	01/03/2015 10/20/2015	71,179 51,875	180,373 131,455	$21,063 $15,050
____________________
1	Stock options granted as of January 3, 2005, under the 1996 Omnibus Plan will vest 25% each year, beginning on January 3, 2006.
2      Stock options granted as of October 20, 2005, under the 1996 Omnibus Plan will vest 25% each year, beginning on October 20, 2006.
3	Stock options granted as of October 31, 2005, under the 1996 Omnibus Plan will vest 100% on January 31, 2011
4	Represents the fair market value of the Corporation’s Common Stock on the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN 2005
AND OPTION/SAR VALUES AT DECEMBER 31, 2005

The following table sets forth certain information concerning options to purchase Common Stock held by the named executive officers during the year ended December 31, 2005, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 2005.

			Number of Securities Underlying Unexercised Options/SARs At December 31, 2005[1] (#)		Value of Unexercised In-the-Money Options/SARs at December 31, 2005[2] ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Pressley A. Ridgill	0	$0	47,261	65,238	$348,482	$60,233

Ernest J. Sewell	42,605	$459,594.85	154,198	114,063	$614,212	$139,668

Michael W. Shelton	0	$0	39,005	21,018	$201,205	$18,491
____________________
1	All options granted prior to May 31, 2005 and their exercise prices have been adjusted to reflect the 5-for-4 stock split, effected as a 25% stock dividend, paid May 31, 2005.
2      Value is based on the difference between the exercise price of stock options and the closing price of stock options of our Common Stock on December 31, 2005 of $16.40.

Pension Plans

The Corporation maintains a funded, qualified defined benefit pension plan in which substantially all of our full-time employees who have been continuously employed for at least 90 days participate (the “Employees’ Pension Plan”) and an unfunded, non-qualified defined benefit pension plan known as the Benefit Equivalency Plan for certain senior management employees (collectively, the “Pension Plans”). The amount of “compensation” covered by the Pension Plans each year is a participant’s annual base salary and bonus. At his or her retirement, a participant’s annual benefit under the Pension Plans is based on his or her average covered compensation for any five consecutive plan years during the last ten years preceding normal retirement age (“Final Average Compensation”), supplemented in the case of those employees participating in the Benefit Equivalency Plan by an amount equal to 3.25% of the participant’s Final Average Compensation multiplied by his or her years of service.

The table below sets out the estimated annual pension benefit payable under the Pension Plans for a participant at age 65 for various levels of Final Average Compensation and years of service, as supplemented in the case of those employees participating in the Benefit Equivalency Plan. The benefits payable under the Benefit Equivalency Plan are fully offset by benefits paid under the Employees’ Pension Plan and are partially offset by Social Security benefits. The table does not reflect these offsets.

Final	Years of Service
Average Compensation	5 Years	10 Years	15 Years	20+ Years
$100,000	$16,300	$32,500	$48,800	$65,000
$150,000	$24,400	$48,800	$73,100	$97,500
$200,000	$32,500	$65,000	$97,500	$130,000
$250,000	$40,600	$81,300	$121,900	$130,000
$300,000	$48,800	$97,500	$146,300	$130,000
$500,000	$81,300	$162,500	$243,900	$325,000

$350,000	$56,900	$113,800	$170,600	$130,000
$400,000	$65,000	$130,000	$195,000	$260,000
$450,000	$73,100	$146,300	$219,400	$292,500
$500,000	$81,300	$162,500	$243,900	$325,000
____________________

The covered compensation of the named executive officers under the Pension Plans for 2005 is set forth in the Annual Compensation column of the Summary Compensation Table. The credited years of service for each of the named executive officers under the Pension Plans (rounded to the nearest whole number) as of December 31, 2005 are: Mr. Ridgill, 5 years; Mr. Sewell, 11 years; and Mr. Shelton, 9 years. Mr. Sewell is no longer an employee of either the Corporation or the Bank.

Change in Control, Severance and Employment Arrangements

In 1995, Mr. Sewell, then President and Chief Executive Officer of the Corporation, entered into an Employment Agreement with the Corporation and the Bank. The agreement initially had a three-year rolling term, meaning that its term was automatically extended each month so that a three-year term remained in effect. In 2002, the agreement was amended to provide for a fixed term ending January 31, 2006. The agreement was amended further in 2004 to reflect a change in his position to Chief Executive Officer of the Bank as a result of the management succession plans of the Bank and the Corporation, and again in October 2005 to reflect Mr. Sewell’s retirement from employment by the Corporation and the Bank.

Mr. Sewell’s annual base salary under the agreement was $329,104 for 2005. The agreement provided for a number of benefits, including participation in various compensation plans offered to our employees and senior management. These plans include the Corporation’s 1996 Omnibus Plan, the Annual Management Incentive Plan, and the Benefit Equivalency Plan (supplemental executive retirement). Mr. Sewell was also a participant in the Corporation’s Deferred Compensation Plan. Under the agreement and a later oral agreement, the Corporation committed to enter into split-dollar life insurance agreements with Mr. Sewell, and together with Mr. Sewell, maintains related life insurance policies owned by Mr. Sewell providing $500,000 of total coverage on his life for the benefit of his estate, beneficiaries designated by him, and/or trusts created by him. These split-dollar arrangements and the relative portion of the employment agreement were restructured effective January 1, 2004 to provide for payment of premiums by Mr. Sewell. Under the employment agreement, if there was a “change in control” of the Corporation, Mr. Sewell was entitled, under certain circumstances, to terminate his employment with the Corporation and the Bank, and thereafter continue to receive his annual base salary for a period of two years and eleven months, in addition to any other benefits to which he is entitled under the agreement.

In October 2005, in contemplation of Mr. Sewell’s retirement from the Corporation and the Bank and in order to ensure that the Corporation and the Bank continue to benefit from Mr. Sewell’s experience and expertise in the maintenance and development of banking relationships after his retirement, the Corporation and the Bank entered into an Independent Contractor Consulting Contract with Mr. Sewell. Under the 5-year consulting agreement, Mr. Sewell’s receives a monthly consultancy fee of $5,000.

In 2004, Mr. Ridgill, then Executive Vice President and Chief Operating Officer of the Corporation and President and Chief Operating Officer of the Bank, entered into an Employment and Change of Control Agreement with the Corporation and the Bank. The agreement provides for an initial term of 30 months ending December 31, 2006. Mr. Ridgill’s initial annual base salary under the Agreement was $225,000 (increased to $250,000 as of January 1, 2005).  The agreement provides for a number of benefits, including participation in various compensation plans offered to our employees and senior management. These plans include the Corporation’s 1996 Omnibus Plan, the Annual Management Incentive Plan, and the Benefit Equivalency Plan (supplemental executive retirement). Other fringe benefits provided to Mr. Ridgill under the agreement include an annual automobile allowance of $12,000. The agreement provides that upon (i) termination of employment by the Corporation or the

Bank within one year after a “change in control,” (ii) Mr. Ridgill’s required relocation to a location other than the Corporation’s executive offices in Greensboro, North Carolina, or (iii) a reduction in Mr. Ridgill’s duties, responsibilities, prerogatives and authority under the agreement, he is entitled to receive the sum of all accrued obligations, an amount equal to 2.99 times his salary, an amount equal to his cash bonus for the last completed fiscal year prorated for the remaining number of days remaining in the fiscal year after his termination, and continued participation in all benefit plans and fringe benefits, except qualified plans, for a period of time equal to the lesser of the remainder of his employment period under the agreement or until he becomes reemployed. Upon termination after a “change in control,” all stock options granted to Mr. Ridgill (subject to certain conditions in cases of recent grants) and all benefits under non-qualified benefit plans will vest immediately.

 In the event Mr. Ridgill’s employment is terminated by the Corporation or the Bank other than for “cause,” death or disability, the agreement provides for payment of (a) an amount equal to his salary through the date of termination, (b) payment of all accrued obligations, (c) an amount equal to the product of the number of days remaining in the employment period and Mr. Ridgill’s base salary divided by 365 and (d) provision of benefits to Mr. Ridgill and his family for the remaining employment period or longer period as may be provided by any particular benefit plan or until Mr. Ridgill becomes re-employed.

As discussed more fully in the “Report of the Compensation Committee” below, the stock options awarded under the 1996 Omnibus Plan to our officers and directors grant such persons the right to acquire up to a specified number of the Corporation’s shares at certain times in the future at a fixed price, and thereby reward the recipients for their contribution to increases in the market value of our shares. In the event of a “change in control” or a “potential charge of control” of the Corporation, benefits under the 1996 Omnibus Plan vest and become vested and exercisable immediately.

The Board has adopted two severance policies for our senior officers. The first policy applies to any officer (other than an officer covered by a currently effective severance agreement) who has been employed for five years or more and who has attained the office of Senior Vice President or above. Any officer covered by this first policy would be entitled to payments in the event of a “change in control” of the Corporation or the Bank and if the officer is not offered a position with the Corporation or the Bank, or the successor of either, at the officer’s current salary or if the officer is required to maintain an office more than 25 miles from his or her office before the “change in control.” Any officer employed for less than ten years would receive payments for one year, any officer employed for more than ten years but less than 15 years would receive monthly payments for 18 months, and any officer employed for more than 15 years would receive payments for two years.

The second severance policy also covers our officers (except those who are otherwise covered by a current severance agreement) who have attained the level of Senior Vice President or above, have been employed for less than five years and are recommended for participation by our President and Chief Executive Officer and Board of Directors. Senior officers subject to this second policy receive payments only if they are terminated as a result of a “change in control.” Any officer employed for less than three years would receive monthly payments for six months, and any officer employed for more than three years but less than five years would receive monthly payments for nine months.

Under both severance policies, payments to any officer would immediately cease if the officer became an officer, director, employee, consultant, or more than one percent owner of any bank or savings and loan institution within 50 miles of our principal executive offices and in connection with such position is responsible for soliciting or servicing depositors, borrowers or other customers. No amounts have ever been paid under either severance policy.

Annual Incentive Compensation Plan

The Board has annually adopted for a number of years an Annual Management Incentive Plan. Annual incentives exist as a means of linking compensation to objective performance criteria that are within the control of the executive officers. Under the Annual Management Incentive Plan, certain of our officers and management employees are awarded incentive compensation, based in part on the Corporation’s achievement of specified goals, such as a minimum net income, over a specified period (generally one calendar year) and the officer’s achievement of certain goals relating to the functions of the particular officer. If the Corporation does not meet the specified goals, discretionary awards may be made to certain officers and management employees if they meet planned individual goals during the specified period, as recommended by the President and Chief Executive Officer of the Bank.

Benefit Equivalency Plan

Certain of our highly compensated employees, including Mr. Sewell and Mr. Ridgill during 2005, are eligible to participate in the Corporation’s Benefit Equivalency Plan, which is a supplemental executive retirement plan, intended to “make whole” those employees whose compensation under the Corporation’s Employees’ Pension Plan is limited by applicable governmental restrictions due to their compensation level. This Plan generally provides benefits equal to 3.25%, 6% in the case of Mr. Sewell, of a participant’s Final Average Compensation at age 65, multiplied by the participant’s years of service, and reduced by the amount of benefits payable upon retirement under the Pension Plan and one-half of the primary Social Security benefit. The Plan includes certain early retirement benefits.

PROPOSAL 3: APPROVAL OF
FNB FINANCIAL SERVICES CORPORATION
LONG-TERM STOCK INCENTIVE PLAN
General

On April 6, 2006, the Corporation’s Board of Directors adopted the FNB Financial Services Corporation Long-Term Stock Incentive Plan (the “2006 Omnibus Plan”) to replace the 1996 Omnibus Plan and directed that it be submitted to the shareholders for approval. The 2006 Omnibus Plan, which is a Corporation benefit plan, will not become effective unless the Corporation’s shareholders approve it. The purpose of the 2006 Omnibus Plan is to further and promote the interests of the Corporation and its shareholders by enabling the Corporation and its subsidiaries to attract, retain and motivate key employees and directors, and to align the interests of such key employees and directors with those of the Corporation's shareholders. Additionally, the 2006 Omnibus Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. To do so, the 2006 Omnibus Plan offers performance-based stock incentives and other equity-based incentive awards and opportunities to provide such key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Corporation.

The Compensation Committee of the Board of Directors (the “Committee”) plans to make Awards (as defined below) after receipt of shareholder approval. The Board wants to have available the means to attract new talent and retain current personnel as the Corporation and the Bank each continues to grow. Employees and directors of the Corporation and its subsidiaries, who are designated as eligible participants by the Committee, may receive Awards (as defined below) under the 2006 Omnibus Plan. The 2006 Omnibus Plan provides that employees eligible for Awards shall consist of key employees who are officers or managers of the Corporation and/or its subsidiaries who are responsible for the management, growth and protection of the business of the Corporation and/or its subsidiaries and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Corporation in a significant manner. Non-employees (e.g., those with third party relationships such as non-employee directors of the Corporation and/or a subsidiary) shall be eligible participants for Awards of non-qualified stock options (“NSOs”) and/or Restricted Stock (defined below) at the sole discretion of the Committee. Non-employees shall not be eligible to receive incentive stock options (“ISOs”) or Performance Units (as defined in the 2006 Omnibus Plan).

It is anticipated that approximately thirty-five (35) employees and nine (9) directors will be eligible to participate in the 2006 Omnibus Plan. The value of the benefits or amounts that will be received by or allocated to the participants under the 2006 Omnibus Plan are not determinable. Nor is it determinable what benefits or amounts would have been received by or allocated to participants during the fiscal year ended December 31, 2005 had the

2006 Omnibus Plan then been in effect. On December 31, 2005, the closing price for the Corporation’s Common Stock on the Nasdaq National Market was $16.40.

The 2006 Omnibus Plan shall be administered by the Committee. Subject to the terms of the 2006 Omnibus Plan, the Committee has authority to construe and interpret for eligible employees and directors the 2006 Omnibus Plan, to determine the terms and provisions of Awards (as defined below) to be granted under the 2006 Omnibus Plan, to define the terms used in the 2006 Omnibus Plan and in the Awards granted thereunder, to promulgate, amend and rescind rules and regulations relating to the 2006 Omnibus Plan, to determine the individuals to whom and the times at which Awards shall be granted and the number of shares to be subject to, or to underlie, each Award awarded, and to make all other determinations necessary or advisable for the administration of the 2006 Omnibus Plan. Each grant of an Award will be evidenced by a written agreement and/or other instruments in such form and containing such terms and conditions consistent with the 2006 Omnibus Plan as the Committee may determine. If this Proposal 3 is approved by the shareholders, the number of shares of Common Stock available under the 2006 Omnibus Plan for making of Awards will be 500,000, subject to appropriate adjustment for stock splits, stock combinations, reclassifications and similar changes.

The following description of the 2006 Omnibus Plan is a summary of its terms and is qualified in its entirety by reference to the 2006 Omnibus Plan, a copy of which is attached hereto as Appendix A.

Awards That May Be Granted

Under the 2006 Omnibus Plan, the Committee may grant or award eligible participants Options, rights to receive restricted shares of Common Stock and/or Performance Units. These grants and awards are referred to herein as the “Awards”. Except with respect to Awards then outstanding, all Awards must be granted or awarded on or before May 18, 2016.

Options. Options granted under the 2006 Omnibus Plan may be either ISOs (for eligible employees) or NSOs (for eligible employees and directors). No ISO may be awarded under the 2006 Omnibus Plan to any employee who owns more then ten percent (10%) of the combined total voting power of the Corporation or any subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied. The exercise price of any Option may not be less than 100% of the mean of the highest and lowest quoted selling prices for the Common Stock quoted by the NASDAQ National Market on the date of grant. For any participant who owns ten percent (10%) or more of the combined total voting power of the Corporation or any subsidiary, the exercise price of an ISO shall not be less than one hundred ten percent (110%) of the mean of the highest and lowest quoted selling prices for the Common Stock quoted by the NASDAQ National Market on the date of grant.

The Committee shall determine the expiration date of each Option granted; provided, however, that the term of any ISO shall not exceed ten (10) years after the date the ISO is awarded. For any participant who owns ten percent (10%) or more of the combined total voting power of the Corporation or any subsidiary, the term of each ISO shall not exceed five (5) years after the date the ISO is awarded. In the Committee’s discretion, it may specify the period or periods of time within which each Option will first become exercisable.

Each Option granted will terminate upon the expiration date established by the Committee. In the event of a Change in Control (as that term is defined in the 2006 Omnibus Plan), any unvested Options granted under the 2006 Omnibus Plan will immediately and automatically vest. Any Option that has not been fully exercised on or before the date of consummation of a Change in Control shall terminate on such date, unless a provision has been made in the Change in Control transaction.

Upon termination of an Option-holder’s employment, non-vested Options shall be forfeited unless the termination is due to disability, retirement or death. In the event of disability, retirement or death, the Committee may, in its discretion, decide to vest some or all of the non-vested Options. Upon termination of an Option-holder’s employment, vested options may continue to be exercisable for a stated period of time following the termination if the Committee, in its discretion, so decides.

Restricted Stock. The Committee may award rights to acquire shares of Common Stock subject to certain transfer restrictions as determined by the Committee in its discretion (“Restricted Stock”) to eligible employees and directors under the 2006 Omnibus Plan. The restrictions shall be imposed for a stated period of time (“Restriction Period”). The Restriction Period will be two years and one day of continued employment unless the Award agreement specifically provides otherwise, but in no event shall the Restriction Period be less than one year and one day of continued employment. All restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change in Control. Upon termination of employment, the Restricted Stock then subject to unexpired Restriction Period(s) shall be forfeited unless the Award Agreement specifically provides otherwise.

Performance Units. The Committee may award Performance Units to eligible employees under the 2006 Omnibus Plan. If the applicable performance goals set by the Committee are satisfied, participants will be entitled to receive payment of the Performance Units in an amount equal to the designated value of each Performance Unit awarded, times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made in cash, in shares of unrestricted Common Stock or in Restricted Stock, as the Committee, in its sole discretion, shall determine and provide in the relevant Award agreement. All outstanding Performance Units shall be deemed to have been fully earned as of the date of a Change in Control. Upon termination of employment, all outstanding Performance Units shall be forfeited unless the Award agreement specifically provides otherwise.

Change in Control

A “Change in Control” occurs when there has been (i) a “Change in Effective Control,” (ii) a “Change of Asset Ownership,” or (iii) a “Change of Ownership” within the meaning of Section 409A of the Internal Revenue Code. A Change in Effective Control occurs on the date either (i) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Corporation possessing 35% or more of the total voting power of the Corporation’s stock; or (B) a majority of the Corporation’s Board of Directors is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Corporation’s Board of Directors prior to such election. A Change of Asset Ownership occurs on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Corporation that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Corporation’s assets immediately prior to such acquisition. A Change of Ownership occurs on the date one person (or group) acquires ownership of stock of the Corporation that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Corporation.

Adjustments

In the event of any change in capitalization affecting the Corporation’s Common Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, merger, acquisition, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Corporation’s Board shall authorize and make such proportionate adjustments, if any, as are necessary to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the 2006 Omnibus Plan, the maximum number of shares of the Common Stock which may be sold or awarded to any participant, any number of shares of the Common Stock covered by each outstanding Award and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

Federal Income Tax Consequences of Options

Under current provisions of the Code, the federal income tax treatment of ISOs and NSOs is different. Options granted to employees, employee-directors and/or directors under the Plans may be “incentive stock options” which are designed to result in beneficial tax treatment to the recipient but not a tax deduction to the Corporation.

The holder of an ISO generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the “Bargain Element”) of the acquired Common Stock’s fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an “Early Disposition”), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of Common Stock generally will constitute a capital gain or loss for tax purposes. The Corporation generally will not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee’s exercise of an incentive stock option. However, if there is an Early Disposition, the Corporation generally will be entitled to deduct the Bargain Element as compensation paid to the optionee.

Options can be granted under certain circumstances as “nonqualified stock options.” In general, the holder of a NSO will recognize compensation income equal to the amount by which the fair market value of Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the NSO. The Corporation will not recognize any income or be entitled to claim any deduction upon the grant of a NSO. At the time the optionee is required to recognize compensation income upon the exercise of the NSO, the Corporation will recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

The above and other descriptions of federal income tax consequences are necessarily general in nature and do not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Such descriptions may not be used to avoid any federal tax penalty, and are provided on the basis and with the intent that such descriptions may not be used to avoid any federal tax penalty. Such descriptions are written to support this proxy statement. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Termination and Amendment

Unless sooner terminated, the 2006 Omnibus Plan will continue in effect for a period of ten years from the date the 2006 Omnibus Plan is approved by the Corporation’s shareholders and becomes effective by its terms. The Corporation Board may at any time alter, suspend, terminate or discontinue the 2006 Omnibus Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Corporation Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Corporation Board may not, without the consent of a participant, make any alteration which would deprive the participant of his rights with respect to any previously granted Awards. Termination of the 2006 Omnibus Plan would not affect any previously granted Awards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
OF THE 2006 OMNIBUS PLAN

REPORT OF THE COMPENSATION COMMITTEE

General. It is the policy of the Compensation Committee to provide and maintain a fully competitive, performance-based compensation program that will enable the Corporation and the Bank, to attract, motivate and retain qualified executive officers. A copy of the Committee’s charter is available on the “Investor Information” section of our website at http://www.fnbsoutheast.com.

During 2005, the Corporation’s executive compensation program provided for annual compensation consisting of base salaries combined with cash incentive bonuses based on our financial performance, and long-term compensation consisting of periodic stock option awards. The Corporation also provided certain other compensation plans customary for companies of comparable size. The annual and long-term compensation programs are intended to be competitive with median levels of incentive compensation paid by our competitors and were developed based upon an analysis of surveys of compensation programs of financial institutions of similar size and characteristics in North Carolina and the southeast United States as reported in various sources, including the North Carolina Bankers Association Survey, the Bank Administration Institute Survey, Virginia Bankers Association Survey, America’s Community Bankers Survey and SNL Executive Compensation Review.

The Committee provides recommendations regarding the compensation of Mr. Sewell, our Vice-Chairman up until November 2005, and Mr. Ridgill, the Corporation and Bank’s President and Chief Operating Officer during 2005, to the Board for its consideration. In addition, the Committee also sets forth recommendations involving compensation policies, incentive compensation, long term equity participation and benefit plans generally. The Committee delegates to Mr. Ridgill the responsibility to determine appropriate levels of salaries and incentive bonuses for our other officers, including the other named executive officers, within ranges approved by the Committee. Primary consideration is given to individual performance and to attainment of individual goals and objectives that are established at the beginning of each year. Additional consideration is given by both the Committee (with regard to Mr. Sewell and Mr. Ridgill) and Mr. Ridgill (with regard to other officers) to the demonstration of the leadership skills needed to enable the Corporation to achieve the business objectives established by the Board. During 2005, the Compensation Committee met seven times.

The following is a discussion of each element of the compensation program for 2005 with respect to Mr. Sewell, Mr. Ridgill and the other named executive officers.

Annual Compensation Program. The 2005 base salaries for Mr. Sewell and Mr. Ridgill were set on an objective basis by the Board of Directors based on the recommendation of the Compensation Committee using specific performance criteria within a range determined by the Committee to be competitive. The Committee concluded their prior achievements and those of the other executive officers were significant in terms of our growth and profitability and that Mr. Sewell’s and Mr. Ridgill’s 2005 base salary levels were reasonable and in accordance with the salary administration guidelines prepared from peer group data.

The 2005 salaries of the other executive officers were set, within ranges approved by the Compensation Committee, by Mr. Ridgill based on their evaluation of the performance and levels of responsibility of each officer and the officer’s contribution to the Corporation’s financial performance for the prior fiscal year. The salary ranges were set by the Compensation Committee based on its evaluation of the level of demands and responsibility required by each executive position, the officers’ prior achievements, and the levels of compensation paid by financial institutions of comparable size for similar positions.

The cash incentive bonuses paid for 2005 to each of the executive officers (other than Messrs. Sewell and. Ridgill) were determined under the terms of the 2005 Annual Management Incentive Plan based on our 2005 financial performance, measured in terms of net income and each participant’s individual performance in achieving profit center, cost efficiency, loan production, and other similar operational goals and objectives. The Annual Management Incentive Plan uses a “target bonus” approach to determine the size of each participant’s bonus. A participant’s base salary and salary grade as of the first day of the fiscal year is used to determine his or her target bonus. During 2005, individual target bonuses, as a percentage of annual base salary, ranged from a low of 5% to a high of 35%. The overall bonus fund is the sum of the target bonuses of all participants. Actual bonus amounts for participants in the Annual Management Incentive Plan may be higher or lower than their target bonus amounts and are based upon a comparison of the Corporation’s actual performance to the designated performance measures and upon the participant’s achievement of his or her individual goals and objectives. The maximum bonus for any participant generally may not exceed 123% of his or her target bonus. Payment of bonuses under the Annual Management Incentive Plan are made annually within approximately 45 days of the end of the fiscal year. For the year ended December 31, 2005, we did not meet the corporation’s financial performance measure, but did meet a majority of the designated individual performance measures, resulting in an overall bonus fund of 52% of target bonuses.

Other forms of annual compensation paid to named executive officers in 2005 include the Corporation’s matching contributions to each officer’s account under the 401(k) Plan. The matching contributions for Mr. Sewell, Mr. Ridgill and the other executive officers were based on a formula contained in the terms of the 401(k) Plan and were not related to the Corporation’s or the individual officer’s performance for the year.

The Corporation also provides Mr. Sewell, Mr. Ridgill and certain officers the same benefits that are afforded to all of our employees, including matching contributions under a defined contribution plan, retirement benefits under the Corporation’s Pension Plans and group insurance covering health, life and disability. Also, Mr. Sewell, Mr. Ridgill and selected executive officers participate in the Benefit Equivalency Plan. Additionally, Mr. Sewell and the Corporation and the Bank are parties to two split-dollar insurance agreements. These plans and benefits are reasonable and frequently provided by other similar sized financial institutions, and are considered by the Committee as part of a total compensation program.

The Committee carefully reviewed the salary and benefit recommendations made to the Board of Directors and believes all approved increases and benefit grants were in line with independently compiled survey information. The Board believes that these executive officer compensation policies and programs effectively promote the Corporation’s interests and enhance shareholder value.

This report is submitted by the following members of the Compensation Committee as of the time period in which the foregoing actions of the Committee were taken:

Joseph H. Kinnarney, Chairman
Gary G. Blosser
Barry Z. Dodson
E. Reid Teague

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an employee of the Corporation or any of its subsidiaries. None of our executive officers serve on the compensation committee or as a director of another entity of which an officer or director of the Corporation serves on the Compensation Committee.

FIVE-YEAR STOCK PERFORMANCE TABLE

The following table illustrates the cumulative total shareholder return on our Common Stock over the five-year period ended December 31, 2005 and the cumulative total return over the same period on The Nasdaq Stock Market Index (U.S.) and The Carson Medlin Company Independent Bank Index of 25 independent community banks located in eight southeastern states. The table assumes $100 originally invested on December 31, 2000 and that all subsequent dividends were reinvested in additional shares.

FNB FINANCIAL SERVICES CORPORATION
Comparison of Cumulative Total Shareholder Return
Years Ended December 31

	2000	2001	2002	2003	2004	2005
FNB Financial Services Corporation	100	150	183	274	319	295

The Carson Medlin Company's Independent Bank Index[1]	100	124	154	210	249	252

Nasdaq Index	100	79	55	82	89	91
_______________
1     The Carson Medlin Company's Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 25 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia. The total five year return was calculated for each of the banks in the peer group taking into consideration changes in stock price, cash dividends, stock dividends and stock splits since December 31, 2000. The individual results were then weighted by the market capitalization of each bank relative to the entire peer group. The total return approach and the weighting based upon market capitalization is consistent with the preparation of the Nasdaq total return index.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, executive officers, and greater than 10% shareholders of the Corporation are required by Section 16(a) of the 1934 Act to file reports with the SEC regarding the amount of and changes in their beneficial ownership of Common Stock. Copies of these filings are required to be given to the Corporation.

Based solely on a review of the copies of such forms we received and written representations from the Corporation’s executive officers and directors, we believe that during the fiscal year ended December 31, 2005, all of its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

INDEBTEDNESS AND TRANSACTIONS WITH MANAGEMENT

The Bank has had, and expects to have in the future, lending transactions in the ordinary course of business with many of our officers and directors and with associates of such persons. All loans and commitments included in those transactions during 2005 were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management of the Bank did not involve more than the normal risk of collectibility or present other unfavorable features.

During 2005 the Corporation and the Bank were parties to the following transaction in excess of $60,000, in which one of their directors, Mr. Perkins, had a direct or indirect material interest by virtue of him being president and co-owner of the real estate firm, NAI Maxwell. In June the Corporation purchased for $550,000, a proposed Bank branch site on North Elm Street, in Greensboro, North Carolina. Pursuant to its real estate brokerage agreement, NAI Maxwell received three percent (3%) commission on the purchase ($16,500). Of this sum, Mr. Perkins received $11,550 remuneration from NAI Maxwell and a further $1,650 by virtue of his 33.33% ownership interest in the firm.

As part of its overall strategy of increasing the number of its branches, the Corporation regularly considers proposals to acquire leasehold and freehold sites that become available within the Bank’s geographical area. Of those sites currently under consideration, NAI Maxwell has been appointed real estate brokers for two sites. In the event that the Corporation purchases either of these sites, NAI Maxwell would receive approximately five percent (5%) commission. In turn Mr. Perkins would receive approximately three and a half percent (3½%) directly as remuneration and approximately half of one percent (½%) by virtue of his 33.33% ownership interest in the firm.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2005, which includes consolidated financial statements audited and reported upon by the Corporation’s independent registered public accounting firm, as well as our 2005 Annual Report to shareholders, are being mailed along with this proxy statement. It is not intended, however, that such consolidated financial statements, the audit report thereon or the Annual Report to shareholders be a part of this proxy statement or a solicitation of proxies.

THE FORM 10-K FILED BY THE CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED TO YOU FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: FNB FINANCIAL SERVICES CORPORATION, POST OFFICE 18807, GREENSBORO, NORTH CAROLINA 27419, ATTENTION: MICHAEL W. SHELTON (336-369-0900).

APPENDIX A
FNB FINANCIAL SERVICES CORPORATION _________________ Long-Term Stock Incentive Plan

1

TABLE OF CONTENTS

I.	Long-Term Stock Incentive Plan

	1.	Purpose
	2.	Definitions
	3.	Administration
	4.	Term of Plan/Common Stock Subject to Plan
	5.	Eligibility
	6.	Stock Options
	7.	Restricted Awards
	8.	Performance Units
	9.	Deferral Elections
	10.	Termination of Employment
	11.	Non-transferability of Awards
	12.	Changes in Capitalization and Other Matters
	13.	Change in Control
	14.	Amendment, Suspension and Termination
	15.	Miscellaneous

II.	Incentive Stock Option Agreement

III.	Non-Qualified Stock Option Agreement for Key Employees

IV.	Non-Qualified Stock Option Agreement for Non-Employee Directors

V.	Restricted Stock Agreement

VI.	Performance Unit Agreement

2

FNB FINANCIAL SERVICES CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

1.     Purpose. The purpose of this Plan is to further and promote the interests of FNB Financial Services Corporation (the “Company”) and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees and directors, and to align the interests of such key employees and directors with those of the Company’s shareholders. Additionally, this Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. To do so, this Plan offers performance-based stock incentives and other equity-based incentive awards and opportunities to provide such key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

2.     Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

2.1     “Award” means an award, grant or issuance made to a Participant under Sections 6, 7, and/or 8.

2.2     “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 in connection with the granting of an Award.

2.3     “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4     “Change in Control” means a “change in control” as defined by Section 409A. As of the date of the adoption of this Plan, Section 409A provides that a “change in control” means (i) a Change of Ownership; (ii) a Change in Effective Control; or (iii) a Change of Asset Ownership; in each case, as defined herein.

2.4.1.     “Change in Effective Control” shall be deemed to have occurred on the date either (A) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 35% or more of the total voting power of the Company’s stock or (B) a majority of the Company’s Board of Directors is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Company’s Board of Directors prior to such election.

2.4.2.     “Change of Asset Ownership” shall be deemed to have occurred on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

2.4.3      “Change of Ownership” shall be deemed to have occurred on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company.

2.5     “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.6    “Committee” means the Compensation Committee of the Board, as constituted in accordance with Section 3.

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2.7     “Common Stock” means the Common Stock of the Company.

2.8     “Company” means FNB Financial Services Corporation, a North Carolina corporation, and any successor thereto.

2.9     “Death” means the date and time of death of a Participant who has received an Award, as established by the relevant death certificate.

2.10     “Disability” means the date on which (A) a Participant who has received an Award becomes totally and permanently disabled as defined herein. A Participant shall be considered totally and permanently disabled if he (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits under an accident and health plan covering employees of the Participant’s employer. If a Participant is determined to be totally disabled by the Social Security Administration, he shall also be considered totally and permanently disabled for purposes of the Plan.

2.11    “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.12     “Fair Market Value” means the following:

2.12.1     Fair Market Value for purposes of Incentive Stock Options means the value of a share of Common Stock determined consistent with the requirements of Section 422 of the Code at the time of the valuation. As of the date of the adoption of this Plan, Section 422 provides the following definitions (by incorporating by reference Treasury Regulation §20.2031-2), as applicable: (i) if, on the applicable date, there is a market for the Common Stock on a stock exchange, in an over-the-counter market, or otherwise, the value of a share of Common Stock shall be deemed to be equal to the mean between the highest and lowest quoted selling prices on the valuation date; (ii) if, on the applicable date, there were no sales of Common Stock but there were sales on dates within a reasonable period both before and after the valuation date, the fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date, with the average weighted inversely by the respective number of trading days between the selling dates and the valuation date; (iii) if actual sales are not available during a reasonable period beginning before and ending after the valuation date, the fair market value shall be determined by taking the mean between the bona fide bid and asked prices on the valuation date, or if none, by taking a weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the valuation date, if both such nearest dates are within a reasonable period, with the average weighted as provided in Section 2.21.1(ii) above; (iv) if no actual sales prices or bona fide bid and asked prices are available on a date within a reasonable period before the valuation date, but such prices are available on a date within a reasonable period after the valuation date (or vice versa), then the mean between the highest and lowest available sales price or bid and asked prices may be taken as the value; (v) if it is established that the value of Common Stock determined as provided in Sections 2.12.1(i) through 2.12.1(iv) does not reflect the fair market value of the Common Stock, then some reasonable modification of that basis or other relevant facts and elements of value shall be considered in determining the fair market value; (vi) if Sections 2.12.1(i) through 2.12.1(iv) are not applicable, then the fair market value shall be determined by taking into account the Company’s net worth, prospective earning power and dividend-paying capacity, and other relevant factors, including the goodwill of the business, the economic outlook in the particular industry, the Company’s position in the industry and its management, the degree of control of the business represented by the block of Common Stock to be valued, the values of securities of corporations engaged in the same or similar lines of business which are listed on a stock exchange or the

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over-the-counter market, and various nonoperating assets as provided for in Treasury Regulation §20.2031-2(f).

2.12.2.     Fair Market Value for purposes of Non-Qualified Stock Options means the fair market value of Common Stock determined consistent with the requirements of Section 409A. At the time of the adoption of this Plan, Section 409A provides the following definitions, as applicable: (i) if, on the applicable date, the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Common Stock as reported by such market and consistently applied (which, for purposes of the Plan and for so long as it is reasonable under Section 409A, shall be the mean between the highest and lowest quoted selling prices on the valuation date as provided in Section 2.12.1(i) above); (ii) if, on the applicable date, the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock means a value determined by the reasonable application of a reasonable valuation method, which method shall consider all available information material to the value of the Company and considers the following factors, as applicable: (1) the value of tangible and intangible assets of the Company, (2) the present value of future cash-flows of the Company; (3) the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), (4) control premiums, (5) discounts for lack of marketability, and (6) whether the valuation method is used for other purposes that have a material economic effect on the Company, its stockholders or its creditors.

2.13     “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.14     “Non-Employee Director” means a member of the Board or of the Board of Directors of a Subsidiary who is not an employee of the Company or any Subsidiary.

2.15     “Non-Qualified Stock Option” means any stock option awarded pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

2.16     “Participant” means a key employee or Non-Employee Director who is selected by the Committee under Section 5 to receive an Award.

2.17     “Performance Units” means the units of monetary value granted under Section 8.

2.18     “Plan” means this FNB Financial Services Corporation Long-Term Stock Incentive Plan, as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.19     “Registration” means the registration by the Company under the Securities Act and applicable state securities and “blue sky” laws of this Plan, the Offering of Awards under this Plan, and/or Common Stock acquirable under this Plan.

2.20     “Restricted Award” means an Award of Restricted Stock pursuant to the provisions of Section 7.

2.21     “Restricted Stock” means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 with the restriction that the holder may not sell, transfer, pledge, or assign such Restricted Stock and such other restrictions (which other restrictions may expire separately or in combination, at one time, from time to time or in installments), as determined by the Committee in accordance with and as set forth in this Plan and/or the relevant Award Agreement.

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2.22     “Retirement” means (i) as to officers and employees, retirement from active employment with the Company and its Subsidiaries and receiving benefits under the Company’s retirement plan, and (ii) as to Non-Employee Directors, the same as “Retirement” under the ARetirement Policy@ in effect for the Board of Directors on which the Participant was serving upon receipt of an Award; provided, however, that in the case of any Award granted under the Plan to which Section 409A applies, the Participant must have a Separation from Service in order to obtain payment of the Award due to Retirement.

2.23     “Section 409A” means Section 409A of the Code, as amended, including regulations and guidance issued thereunder from time to time.

2.24     “Securities Act” means the Securities Act of 1933, as in effect and amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.25    “SEC” means the Securities and Exchange Commission and any successor thereto.

2.26     “Separation from Service” means the Participant has incurred a “separation from service” as defined by Section 409A.

2.27     “Specified Employee” means “specified employee” as defined by Section 409A. As of the date of the adoption of this Plan, Section 409A provides that if the Company’s Common Stock is publicly traded on an established securities market or otherwise, then “specified employee” means senior officers who make $130,000 or more annually (limited to the top 3 such officers or, if greater (up to a maximum of 50), the top 10%); 1% owners whose compensation is $150,000 or more annually; and 5% owners regardless of their compensation).

2.28 “Stock Options” means Incentive Stock Options and Non-Qualified Stock Options.

2.29     “Subsidiary(ies)” means any corporation (other than the Company), limited liability company, partnership, business trust or other entity in an unbroken chain of entities, beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns fifty percent (50%) or more of the voting stock in one of the other entities in such chain.

3.     Administration.

3.1    The Committee. This Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than three (3) of the then members of the Board who are Anon-employee directors@ within the meaning of SEC Regulation §240.16b-3 or any successor thereto. Members of the Committee shall serve at the pleasure of the Board, and the Board may at any time and from time to time remove members from the Committee, or, subject to the immediately preceding sentence, add members to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Committee then serving shall be the act or acts of the Committee (as if taken by unanimous vote at a meeting of the Committee duly called and held).

3.2     Plan Administration and Plan Rules. The Committee is authorized to construe and interpret this Plan and to promulgate, amend and rescind rules, policies and regulations relating to the implementation, administration and maintenance of this Plan; provided, however, that the Plan shall be administered and interpreted in a manner so as to comply with Section 409A to the extent that Section 409A applies to any portion(s) of the Plan. Subject to the terms and conditions of this Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of this Plan including, without limitation, (a) selecting Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any defect or omission, or reconciling any inconsistency, in this Plan and/or any Award Agreement, in each case subject to requirements and limitations of applicable provisions of the Code. The

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Committee may designate persons other than members of the Committee to carry out the day-to-day administration of this Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selection for participation in this Plan and/or the granting of any Awards to Participants. The Committee’s determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of this Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participant(s). The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

3.3     Section 409A Matters. This Plan has been adopted following the addition of Section 409A to the Code by The American Jobs Creation Act of 2004 and following the issuance of Proposed Treasury Regulations and Notice 2005-1. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, (i) this Plan and each Award Agreement may be amended from time to time as the Committee may determine to be necessary or appropriate in order to avoid any grant of any Award, this Plan, or any Award Agreement from resulting in the inclusion of any compensation in the gross income of any Participant under Section 409A as amended from time to time, and (ii) if any provision of this Plan or of any Award Agreement would otherwise result in the inclusion of any compensation in the gross income of any Participant under Section 409A as amended from time to time, then such provision shall not apply as to such Participant and the Committee, in its discretion, may apply in lieu thereof another provision that (in the judgment of the Committee) accomplishes the intent of this Plan or such Award Agreement without resulting in such inclusion.

3.4     Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by the Amended and Restated Articles of Incorporation and/or Bylaws of the Company as then in effect and to the fullest extent under any directors= and officers= liability insurance coverage which may be in effect from time to time.

4.     Term of Plan/Common Stock Subject to Plan.

4.1    Term. This Plan shall terminate on May 18, 2016, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2     Common Stock Subject to Plan.

4.2.1     Common Stock. The Board shall reserve for Awards under this Plan 500,000 shares of the authorized and unissued shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of this Plan. Common Stock which may be issued under this Plan shall be authorized and unissued shares. No fractional shares of Common Stock shall be issued under this Plan.

4.2.2     Maximum Number of Shares. The maximum number of shares of Common Stock for which Awards may be granted to any Participant in any year is 50,000 shares.

4.2.3     Available Shares. Subject to Section 4.3, the maximum number of shares of Common Stock authorized for issuance under this Plan shall be 500,000.

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4.3     Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards, there shall be counted against the limitations set forth in Section 4.2 the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6, the number of shares of Common Stock issued or subject to potential issuance under Awards of Restricted Stock pursuant to Section 7, and the maximum number of shares of Common Stock potentially issuable under Awards of Performance Units pursuant to Section 8, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under this Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided, however, that forfeited Awards shall not again be available for Awards under this Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the benefit described in Section 7.6.

5.    Eligibility. Employees eligible for Awards under the Plan shall consist of key employees who are officers or managers of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company in a significant manner. Non-employees (e.g., those with third party relationships such as Non-Employee Directors of the Company and/or a Subsidiary) shall be eligible Participants for Awards of Non-Qualified Stock Options and/or Restricted Stock at the sole discretion of the Committee.

6.     Stock Options.

6.1     Terms and Conditions. Stock Options awarded under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2     Grant. Stock Options may be granted under this Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than ten percent (10%) of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied.

6.3    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of Award; provided, however, that the exercise price of any Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock (as defined in Section 2.12 above) on the date of the Award of such Stock Option. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of such Fair Market Value.

6.4     Requirements for Non-Qualified Stock Options. All Non-Qualified Stock Options shall be issued at no less than 100% of Fair Market Value as provided for in Section 6.3. The number of shares subject to each Non-Qualified Stock Option will be fixed in the applicable Award Agreement. When the Non-Qualified Stock Options are transferred or exercised, the transfer or exercise shall be subject to taxation under Code Section 83 and Treasury Regulation §1.83-7. No Non-Qualified Stock Option awarded hereunder shall contain any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option under Treasury Regulation §1.83-7 or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested as defined in Treasury Regulation §1.83-3(b). Further, each Non-Qualified Stock Option will comply with any other Section 409A requirement in order to maintain the status of the Non-Qualified Stock Option as exempt from the requirements of Section 409A.

6.5     Term. The term of each Stock Option shall be such period of time as is fixed by the Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten

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(10) years after the date the Incentive Stock Option is awarded. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the term of each Incentive Stock Option shall not exceed five (5) years.

6.6     Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporate Secretary of the Company, or such other officer of the Company as the Committee shall designate, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured, recourse promissory note, or (b) shares of Common Stock already owned by the Participant or to be received upon exercise of the Stock Option in a “cashless exercise.” The Committee may, in the relevant Award Agreement, also permit a Participant (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

6.7     Date of Exercise. Vesting dates of Stock Options awarded to a Participant will be specified in the applicable Award Agreement at the discretion of the Committee. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during their specified terms.

6.8    Change in Control. All or any part of Stock Options theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of a Change in Control. Any Stock Option that has not been fully exercised on or before the date of consummation of a Change in Control shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Stock Options theretofore granted, or the substitution for such Stock Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in the number and kind of shares and prices, in which event the Stock Options theretofore granted shall continue in the manner and under the terms so provided.

7.    Restricted Awards.

7.1     Terms and Conditions. Restricted Awards shall be in the form of grants of Restricted Stock. Restricted Awards shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2     Restricted Stock Grants. An Award of Restricted Stock is an Award of shares of Common Stock, in uncertificated form, issued to and registered with the Company’s designated Stock Transfer Agent, in the name of the applicable Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, pledge, hypothecation or other disposition of such shares and the requirements that the Participant deposit such shares with the Company while such shares are subject to such restrictions and that such shares be forfeitable for the reasons set forth in the applicable Award Agreement.

7.3    Grants of Awards.

7.3.1     Restricted Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant.

7.3.2     Each Restricted Award of Restricted Stock shall be issued in an uncertificated form and registered in the name of the Participant. The stock transfer books of the Company’s designated Stock

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Transfer Agent shall be noted with the following legend with reference to the shares made subject to such Restricted Award.

“These shares are subject to the terms and restrictions of the FNB Financial Services Corporation Long-Term Stock Incentive Plan; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from FNB Financial Services Corporation upon request.”

Such Award shall be held in uncertificated form until the restrictions thereon shall have lapsed and all of the terms and conditions applicable thereto have been satisfied.

7.4     Restriction Period. In accordance with Sections 7.1 and 7.2, Restricted Awards shall only become unrestricted and vest in the Participant in accordance with such vesting schedule relating to the service performance restriction applicable to such Restricted Award as set forth in the relevant Award Agreement (the “Restriction Period”). The Restriction Period shall be two (2) years and one day of continued service with the Company (i) as an employee or (ii) as a member of the Board, as applicable, after the date on which such Restricted Award is granted unless the Award Agreement specifically provides otherwise. The Committee may, in its discretion, establish a shorter Restriction Period by specifically providing for such shorter period in the Award Agreement; however, in no event shall the Restriction Period be less than one (1) year and one day of continued service with the Company (i) as an employee or (ii) as a member of the Board, as applicable, after the date on which such Restricted Award is granted. During the Restriction Period applicable to a Restricted Award, such Award shall be unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Award or a portion thereof, as the case may be, as provided in Section 7.5.

7.5     Payment of Awards.

7.5.1     Restricted Stock Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of a Restricted Award of Restricted Stock, a certificate for the number of shares of Common Stock issued which are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant on the 30th day following the satisfaction and/or lapse of the restrictions, terms and conditions. The remaining shares, if any, issued in respect of such Restricted Award shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be.

7.6    Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Award of Restricted Stock, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Stock dividends issued with respect to such Restricted Stock shall be treated as additional Awards of Restricted Stock grants and shall be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

8.     Performance Units.

8.1     Terms and Conditions. Awards of Performance Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

8.2     Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria are not met within a designated period of time.

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8.3     Grants. Performance Units may be awarded alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Performance Units to be awarded to a Participant and the Committee may impose different terms and conditions on any particular Performance Units awarded to any Participant.

8.4    Performance Goals and Performance Periods. Participants receiving Awards of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company, a Subsidiary and/or a division of the Company specified by the Committee a Division and/or the Participant satisfy certain performance goals (the “Performance Goals”) during and in respect of one of more designated performance period(s) of at least twelve consecutive months as determined by the Committee (the “Performance Period”). Performance Goals and the Performance Period(s) shall be established by the Committee in its sole discretion and shall be set forth in writing in the Award Agreement. Performance Periods may overlap each other from time to time, and the Committee may set different Performance Periods for different Performance Goals. The Committee shall establish Performance Goals for each Performance Period prior to the commencement of such Performance Period. The Committee shall also establish in the Award Agreement a written schedule or schedules for such Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period(s). In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on average equity, return on average assets, return on average earning assets, net earnings per share growth, comparisons to peer companies, divisional goals, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meanings by the Committee in its sole discretion as set forth in writing in the Award Agreement. If the Participant and/or the Division and/or the Company do not meet the Performance Goals within the Performance Period(s) established in the Award Agreement, the Performance Units awarded thereunder shall be forfeited.

For example, an Award Agreement may require a Participant to meet a certain sales goal at the end of a 12 month period and also require the Company to meet a total shareholder return within a three year period, with the total shareholder return measured at the end of each calendar year occurring within the three year period. In this case, if a Participant meets the sales goal at the end of the 12 month period but the Company does not meet the total shareholder return at that time, the Participant shall not be entitled to any payment at that time. However, he could become entitled to payment if the Company later meets the required total shareholder return at the end of the second year or third year as provided in the Award Agreement. At the end of the third year, if the Company has not met the required total shareholder return, the Performance Units will be forfeited.

8.5     Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been satisfied by the Company, a Subsidiary, a Division and/or the Participant, as applicable, during the relevant Performance Period(s), be entitled to receive payment in an amount equal to the designated value of each Performance Unit awarded times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made on the 60th day following the conclusion of the applicable Performance Period(s) in cash, in shares of unrestricted Common Stock or in Restricted Stock, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

9.     Deferral Elections. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan other than an Award of Stock Options (see Section 9.1 below).

9.1     Stock Options awarded under Section 6 shall not be deferred under this Section 9.

9.2     If so provided in the Award Agreement, payment of Restricted Units may be deferred by the Participant if the following conditions are met: (i) the Participant makes his deferral election on or before the 30th day following the grant of the Award, (ii) at the time of the deferral election, the Participant must continue to work for at least 12 months in order to obtain the right to payment of the Restricted Units,

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and (iii) the Performance Period will not end for at least 12 months following the date of the deferral election.

9.3     If so provided in the Award Agreement, payment of Performance Units may be deferred by the Participant if the following conditions are met: (i) the Participant is employed continuously from the date the Performance Goals are established through the date of the deferral election, and (ii) the Participant makes his deferral election at least 6 months prior to the end of the last Performance Period giving rise to the Participant’s right to payment of Performance Units. Provided, however, that in no event will an election to defer be made after the payment of the Performance Units has become both substantially certain and readily ascertainable.

If a deferral election is permitted under this Section 9, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash or the crediting of dividend equivalents in respect of deferred Awards credited in shares of Common Stock.

10.     Termination of Employment or Service.

10.1     General. Subject to the terms and conditions of Section 13, if, and to the extent, the terms and conditions under which an Award may be exercised, earned out or settled after a Participant’s termination of employment or a Non-Employee Director ceases to be a director, for any particular reason shall not have been set forth in the relevant Award Agreement, by and as determined by the Committee in its sole discretion and in accordance with Section 409A to the extent Section 409A applies to the Award, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, of such Award Agreement:

10.1.1     Except as otherwise provided in this Section 10.1.1:

(a)     If the employment by the Company or any of its Subsidiaries of a Participant who as an employee or the term of a Participant who is a Non-Employee Director is terminated for any reason (other than Disability, Retirement or Death) while Stock Options granted to such Participant are non-vested, such Participant’s rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Participant (and such Participant’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or Death while a Participant’s Stock Options are non-vested, such non-vested Stock Options shall become vested to the extent determined by the Committee.

(b)     The Committee, in its sole discretion, may determine that vested Incentive Stock Options, if any, of a Participant whose employment or whose term as a director, as applicable, terminates other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such termination of employment or service as a director, may remain exercisable for a specified time period not to exceed thirty (30) days after such termination (subject to the applicable terms and provisions of this Plan [and any rules or procedures hereunder]).

(c)     If a Participant’s termination of employment is due to Disability, a Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within the period ending on the earlier of the end of the term of such Incentive Stock Options and the first anniversary of the date of termination due to Disability (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(d)     If a Participant’s termination of employment is due to Retirement, a Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any

12

rules or procedures hereunder) and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within three (3) months following such termination due to Retirement (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(e)     If any Participant dies while entitled to exercise a Stock Option, if any, such Participant’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Participant’s Death (but in no event more than one (1) year from the date of such Participant’s termination of employment due to Disability or three (3) months from the date of such Participant=s termination of employment due to Retirement, as applicable).

(f)     If vested Stock Options held by a Participant whose employment is terminated by reason of Disability or Retirement are Non-Qualified Stock Options the Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any rules and procedures hereunder) and the relevant Award Agreement, to exercise such Non-Qualified Stock Options at any time following the Participant’s termination of employment (to the extent the Participant was entitled to exercise such Non-Qualified Stock Options immediately prior to such termination) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and set forth in the Award Agreement related thereto.

(g)    If a Non-Employee Director ceases to be a director for any reason (other than Disability, Retirement or Death) while Non-Qualified Stock Options granted to such Non-Employee Director are non-vested, such Non-Employee Director’s rights, if any, to exercise any non-vested Non-Qualified Stock Options, if any, shall immediately terminate and the Non-Employee Director (and such Non-Employee Director’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Non-Qualified Stock Options. In the event of the Disability, Retirement or Death of a Non-Employee Director while the Non-Employee Director’s Non-Qualified Stock Options are non-vested, such non-vested, Non-Qualified Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that vested Non-Qualified Stock Options, if any, of a Non-Employee Director who ceases to be a director other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such cessation, may remain exercisable for a specified time period not to exceed thirty (30) days after such cessation (subject to the applicable terms and provisions of this Plan [and any rules or procedures hereunder] and the relevant Award Agreement). If the cessation of a Non-Employee Director’s status as a director is due to Retirement or Disability, the Non-Employee Director shall have the right, subject to the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such vested Non-Qualified Stock Options, if any, at any time within the period following such cessation due to Retirement or Disability (to the extent such Non-Employee Director was entitled to exercise any such Non-Qualified Stock Options immediately prior to such cessation) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and as set forth in the Award Agreement related thereto. If any Non-Employee Director dies while entitled to exercise Non-Qualified Stock Options, such Non-Employee Director’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Non-Qualified Stock Options, if any, at any time within one (1) year from the date of such Non-Employee Director’s Death.

10.1.2     Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or Death) prior to the satisfaction and/or lapse of the restrictions, terms and

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conditions applicable to Restricted Award(s), such Restricted Award or Awards shall be forfeited. If the Committee so determines in its discretion, the Award Agreement may provide that some or all of the shares of Restricted Award(s) shall become free of restrictions in the event of a Participant’s Disability, Retirement or Death during the Restricted Period.

10.1.3     Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or Death) prior to the completion of any Performance Period, all of such Participant’s Performance Units earnable in relation to such Performance Period shall be forfeited. If the Committee so determines in its discretion, the Award Agreement may provide that some or all of such Participant’s Performance Units will be paid if the Participant’s termination of employment is due to Disability, Retirement or Death during the Performance Period.

10.1.4     For purposes of this Agreement, to the extent an Award is subject to Section 409A, and payment or exercise of such Award on account of a termination of employment shall only be made if the Participant incurs a Separation from Service. Payment will occur on the 60th day after the Separation from Service. Provided, however, that if the Participant is a Specified Employee, payment of the Award shall be made on the first day of the seventh month following the Separation from Service.

11.     Non-transferability of Awards.

(a)     Except as otherwise provided in Section 11(b), no Award under this Plan or any Award Agreement, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary thereof, except by testamentary disposition or the laws of descent and distribution. No such right or interest shall be subject to seizure for the payment of the Participant’s (or any beneficiary’s) debts, judgments, alimony, or separation maintenance or be transferable by operation of law in the event of the Participant’s (or any beneficiary’s) bankruptcy or insolvency. Except as otherwise provided in Section 11(b), during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

(b)     A Participant who holds Non-Qualified Stock Options (whether such Stock Options were Non-Qualified Stock Options when awarded or subsequent to the Award thereof became Non-Qualified Stock Options pursuant to applicable law or any provision of this Plan) may assign those Non-Qualified Stock Options to a Permitted Assignee (as defined below) at any time after the Award, but prior to the expiration date, of such Non-Qualified Stock Options if as of the time of such transfer (i) a registration statement on Form S-8 (or any successor form) filed by the Company under the Securities Act, with respect to this Plan (and the Awards granted and shares of Common Stock issuable hereunder) and (ii) a registration statement on Form S-3 (or any successor form) filed by the Company under the Securities Act with respect to shares of Common Stock issuable to Permitted Assignees have been declared effective by the SEC and all applicable state securities and “blue sky” authorities, and remain in effect. Each such transferred Non-Qualified Stock Option shall continue to be governed by the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the applicable Award Agreement with the transferor Participant, and the Permitted Assignee shall be entitled to the same rights and subject to the same obligations, restrictions, limitations and prohibitions under this Plan and such Award Agreement as the transferor Participant, as if such assignment had not taken place; provided, however, that no Non-Qualified Stock Option assigned to a Permitted Assignee may be assigned by that Permitted Assignee. The term “Permitted Assignee” shall mean such persons and entities as are permitted assignees of Non-Qualified Stock Options under the SEC’s regulations, rules and interpretations existing at the time of the proposed transfer.

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12.    Changes in Capitalization and Other Matters.

12.1     No Corporate Action Restriction. The existence of this Plan, Award Agreements and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, share exchange or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, Permitted Assignee, beneficiary or any other person shall have any claim against any member of the Board, the Committee, the Company or any Subsidiary as a result of any such action.

12.2     Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, merger, acquisition, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Board, shall authorize and make such proportionate adjustments, if any, as are necessary to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under this Plan, the maximum number of shares of the Common Stock which may be sold or awarded to any Participant, any number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

13.    Change in Control.

13.1     Acceleration of Awards Vesting. Except as otherwise provided in Section 13.2, if a Change in Control of the Company occurs (a) all Stock Options then unexercised and outstanding shall become fully exercisable as of the date of the Change in Control, (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change in Control, and (c) all outstanding Performance Units shall be deemed to have been fully earned as of the date of the Change in Control.

13.2    Six-Month Rule. The provisions of Section 13.1 shall not apply to any Award that has been granted and outstanding for less than six (6) months as of the date of the Change in Control.

13.3     Payment After Change in Control. On the 60th day after a Change in Control occurs, (a) the holder of an Award of Restricted Stock shall receive a new certificate for such shares without the legend set forth in Section 7.3.2, and (b) the holder of an Award of Performance Units shall receive payment of the value of such Award in cash.

13.4    Termination as a Result of a Potential Change in Control. In determining the applicability of Section 13.1, if (a) a Participant’s employment is terminated by the Company or any Subsidiary (the termination constitutes a Separation from Service) prior to a Change in Control without Cause at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change of Control, or (b) the Participant terminates his or her employment with the Company or any Subsidiary for Good Reason prior to a Change in Control (and incurs a Separation from Service) and the circumstance or event which constitutes Good Reason occurs at the request of the Person described in Section 13.4(a), then for purposes of this Section 13, a Change in Control shall be deemed to have occurred immediately prior to such Participant’s termination of employment.

13.5     Definitions. For purposes of this Section 13, the following words and phrases shall have the meaning specified:

13.5.1     “Beneficial Owner” shall have the meaning set forth in SEC Regulation §240.13d-3 or any successor regulation.

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13.5.2      “Cause” shall mean, unless otherwise defined in an employee Participant’s individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern), (a) the indictment of the Participant for any serious crime, (b) the willful and continued failure by the Participant to substantially perform the Participant’s duties, as they may be defined from time to time, with the Participant’s primary employer or to abide by the written policies of the Company or the Participant’s primary employer (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness), or (c) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary, monetarily or otherwise. For purposes of the preceding sentence, no act shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interests of the Company and its Subsidiaries.

13.5.3     “Good Reason” for termination by a Participant of the Participant’s employment shall mean, for purposes of this Section 13, unless otherwise defined in the Participant’s individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern), the occurrence (without the Participant’s consent) of any one of the following:

(a)     the assignment to the Participant of any duties and/or responsibilities substantially and significantly inconsistent with the nature and status of the Participant’s duties and/or responsibilities immediately prior to any Potential Change in Control, or a substantial and significant adverse alteration in the nature or status of the employee’s duties and/or responsibilities from those in effect immediately prior to any such Potential Change in Control; provided, however, that a redesignation of the Participant’s title shall not under any circumstances constitute Good Reason if the Participant’s overall status among the Company and its Subsidiaries is not substantially and significantly adversely affected; or

(b)     a reduction in the Participant’s rate of annual base salary as in effect on the day prior to the occurrence of a Potential Change in Control, where “annual base salary” is the Participant’s regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to Section 401(k) or Section 125 of the Code, and, without limitation, shall not include, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

13.5.4     “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof; provided, however, a Person shall not include (a) the Company or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary qualified under Section 401(a) of the Code, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

13.5.5     “Potential Change in Control” shall be deemed to have occurred if any one of the following conditions shall have been satisfied:

(a)     the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; or

(b)     the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(c)     any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company’s then outstanding securities, or any Person increases such Person’s beneficial

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ownership of such securities by five (5) percentage points or more over the percentage so owned by such Person; or

(d)     the Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control has occurred.

13.5.6     “Surviving Entity” shall mean only an entity in which all or substantially all of the Company’s shareholders immediately before any merger, Combination share exchange or liquidation become shareholders by the terms of such merger, share exchange or liquidation.

13.6     Adverse Tax Consequences. If the making of any payment or payments pursuant to this Section 14 or otherwise would (a) subject the Participant to an excise tax under Section 4999 of the Code, or any like or successor section thereto, or (b) result in the Company’s loss of a federal income tax deduction for such payments under Section 280G of the Code, or any like or successor section thereto (either or both, an “Adverse Tax Consequence”), then, unless otherwise expressly provided in a relevant Award Agreement, the payments attributable to this Plan that are “parachute payments” within the meaning of such Section 280G of the Code shall be reduced, as determined by the Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. Any disputes regarding whether any payments to a Participant would result in an Adverse Tax Consequence shall be resolved by an opinion of a nationally recognized accounting firm acceptable to the Company and the Participant (with the Company=s independent auditors being deemed acceptable).

14.     Amendment, Suspension and Termination.

14.1     In General. The Board may suspend or terminate this Plan (or any portion thereof) at any time and may amend this Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without majority (or such greater percentage if required by law, charter, by-law or other regulation or rule) shareholder approval to the extent required by law or the rules of any exchange upon which the Common Stock is listed or any market on which the Common Stock is qualified for quotation, (a) except as provided in Section 12, materially increase the number of shares of Common Stock which may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, (c) materially increase the benefits accruing to Participants under this Plan, or (d) extend the termination date of this Plan. No such amendment, suspension or termination shall (i) materially adversely affect the rights of any Participant under any outstanding Award, without the consent of such Participant, or (ii) make any change that would disqualify this Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Regulation §240.16b-3, or any successor thereto, or (B) the benefits provided under Section 422 of the Code or any successor thereto. Further provided, that no amendment, suspension, or termination shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of this Plan being amended, suspended and/or terminated.

14.2    Award Agreements. The Committee may amend or modify at any time and from time to time any outstanding Award and Award Agreement, in any manner to the extent that the Committee would have had the authority under this Plan to initially determine the restrictions, terms and provisions of such Award, including, without limitation, to change the date or dates as of which Stock Options may be exercised. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award and Award Agreement without the consent of such Participant. Further provided, that no amendment or modification shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of the Award and Award Agreement being amended or modified.

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15.     Miscellaneous.

15.1     Tax Withholding. The Company shall have the right to deduct from any payment or settlement under this Plan, including, without limitation, the exercise of any Stock Option or Stock Purchase Right, or the delivery or vesting of any shares of Common Stock, Restricted Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

15.2     No Right to Employment. Neither the adoption of this Plan, the granting of any Award, nor the execution of any Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

15.3     Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards. Any liability of the Company to any person with respect to any Award or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of this Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in this Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof, any Permitted Assignee or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary, any Permitted Assignee or any other person.

15.4     Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under this Plan so long as the establishment of the trust agreement(s) is consistent with Section 409A.

15.5     Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of this Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

15.6     Listing, Registration and Other Legal Compliance. No Award shall be made and no shares of the Common Stock shall be issued under this Plan, and no assignment of a Non-Qualified Stock Option to a Permitted Assignee shall be made, unless legal counsel for the Company shall be satisfied that such issuance or assignment will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment of any Award, share issuance or assignment of Non-Qualified Stock Options, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Stock and/or Common Stock delivered under this Plan may be subject to such stock transfer orders and such other

18

restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the SEC, and the Securities Market and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary, any Participant (or any designated beneficiary or other legal representative) or any Permitted Assignee to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. If at any time and from time to time the Committee determines, in its sole discretion, that the listing, registration or qualification of any Award, or any Common Stock or property covered by or subject to such Award, upon the Securities Market or under any foreign, federal, state or local securities or other law, rule or regulation is necessary or desirable as a condition to or in connection with the granting of such Award or the issuance or delivery of Restricted Stock and/or Common Stock or other property under such Award or otherwise, no such Award may be exercised or settled, or paid in Restricted Stock, Common Stock or other property, unless such listing, registration or qualification shall have been effected free of any conditions that are not acceptable to the Committee.

15.7     Award Agreements. Each Participant receiving an Award shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein.

15.8     Designation of Beneficiary. Each Participant to whom an Award has been made may designate a beneficiary or beneficiaries to receive any payment which under the terms of this Plan and the relevant Award Agreement may become payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.9     Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules, policies and regulations and to make determinations, as it deems appropriate, under this Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. Provided, however, that to the extent Section 409A applies to any portion(s) of the Plan, the determination of whether a leave of absence constitutes a Separation from Service for purposes of those portion(s) shall be made in accordance with Section 409A, and a leave of absence of longer than six months shall be considered a Separation from Service for those portion(s) of the Plan subject to Section 409A unless the Participant has a contractual or statutory right to return to work at the end of a longer leave of absence. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

15.10     Notices. Except as otherwise provided herein, any notice that the Company or a Participant may be required or permitted to give to the other shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed: Notice, if to the Company, shall be sent to its Corporate Secretary at the following address:

FNB Financial Services Corporation
1501 Highwoods Boulevard
Suite 400
Greensboro, NC 24710

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Any notice sent by mail by the Company to a Participant shall be sent to the most current address of the Participant as reflected on the records of the Company as of the time said notice is required. In the case of a deceased Participant, any notice shall be given to the Participant’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section 15.9.

15.11     Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to principles of conflict of laws. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of this Plan.

15.12    Effective Date. This Plan became effective as of _______________, 2006, as a result of its approval by the holders of a majority of the Company’s outstanding Common Stock at the Company’s 2006 Annual Meeting of Shareholders.

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☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FNB FINANCIAL SERVICES CORPORATION
		For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS MAY 18, 2006	1. ELECTION OF DIRECTORS: Nominees:	☐	☐	☐
This Appointment of Proxy is Solicited on Behalf of the Board of Directors	C. Arnold Britt, Alex A. Diffey, Jr. and Barry Z. Dodson for a three-year term.

The undersigned hereby appoints Robbie Perkins, E. Reid Teague, and Kenan C. Wright, and each of them, as attorneys and proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote as directed below all the shares of Common Stock of FNB Financial Services Corporation (the “Corporation”) held of record by the undersigned on March 24, 2006 at the Annual Meeting of Shareholders of the Corporation to be held on May 18, 2006 and any adjournments thereof. The undersigned hereby directs that such shares be voted as follows:
INSTRUCTION: To withhold authority to vote for any individual -nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		For	Against	Abstain
		☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES PLLC AS THE CORPORATION’S INDEPENDENT AUDITOR FOR 2006.

	3. APPROVAL OF FNB FINANCIAL SERVICES CORPORATION LONG-TERM STOCK INCENTIVE PLAN.	☐	☐	☐

4.     OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

	PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. →			☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AND PROPOSALS ABOVE.

The shares represented by this Appointment of Proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies “FOR” the election of each of the nominees for director as listed in Proposal 1 by casting an equal number of votes for each such nominee and “FOR” each of the other proposals above for which no direction is received. If, at or before the time of the Annual Meeting, any nominee listed in Proposal 1 becomes unavailable for any reason, the proxies are authorized to vote for a substitute nominee.

Please be sure to this Appointment of Pro	sign and date xy in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above)

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç
FNB FINANCIAL SERVICES CORPORATION

Please sign exactly as your name(s) appears on this card. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the company's name by manager.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.